UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                        SELECTIVE INSURANCE GROUP, INC.
                (Name of Registrant as Specified in Its Charter)
                                      None
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transactions applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

{GRAPHIC OMITTED]

April 6, 2005

                 NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                 April 27, 2005

Selective Insurance Group, Inc.'s ("Selective") 2005 Annual Meeting of Stockholders will be held at 11:00 AM on Wednesday, April 27, 2005, in the Auditorium at Selective's offices at 40 Wantage Avenue, Branchville, New Jersey 07890.

At the meeting, we will ask stockholders to:

     1.  Elect three (3) Class III directors for terms expiring in 2008;
     2.  Approve the Selective Insurance Group, Inc. 2005 Omnibus Stock Plan;
     3.  Approve the Selective Insurance Group, Inc. Cash Incentive Plan; and
     4. Ratify the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2005.

We plan a business meeting focused on these items and we will attend to any other proper business that may arise. The Board of Directors recommends that you vote in favor of Items 1, 2, 3, and 4. These proposals are further described in the Proxy Statement.

Also enclosed is Selective's 2005 Annual Report to Stockholders. At the meeting, we will also be making a presentation on operations and we will offer time for your comments and questions.

Selective stockholders of record at the close of business on March 10, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof. A quorum is a majority of outstanding shares. YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE YOUR SHARES BY (1) CALLING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, (2) ACCESSING THE INTERNET VIA THE WEBSITE LISTED ON THE PROXY CARD, OR (3) COMPLETING, DATING, AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2005 ANNUAL MEETING.

Very truly yours,

/s/ Gregory E. Murphy

Gregory E. Murphy
Chairman of the Board, President & Chief Executive Officer

By Order of the Board of Directors:

/s/ Michele N. Schumacher

Michele N. Schumacher
Vice President, Corporate Secretary & Corporate Governance Officer

              GENERAL INFORMATION ABOUT SELECTIVE'S ANNUAL MEETING


WHEN AND WHERE IS THE ANNUAL MEETING?
------------------------------------

The Annual Meeting will be held on Wednesday, April 27, 2005, at 11:00 AM in the Auditorium at Selective's principal offices at 40 Wantage Avenue, Branchville, New Jersey 07890. Directions are on the back of the Proxy Statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
----------------------------------------------

Anyone who owned Selective common stock as of the close of business on March 10, 2005, is entitled to one vote per share owned. There were 28,361,002 shares outstanding on that date.

WHO IS SOLICITING MY PROXY TO VOTE MY SHARES AND WHEN?
-----------------------------------------------------

Selective's Board of Directors is soliciting your "proxy," or your authorization for our representatives to vote your shares. Your proxy will be effective for the April 27, 2005 meeting and for any adjournments or continuations of that meeting.

WHO IS PAYING FOR AND WHAT IS THE COST OF SOLICITING PROXIES?
-------------------------------------------------------------

Selective is bearing the entire cost of soliciting proxies. Proxies will be solicited principally through the mail, but may also be solicited personally or by telephone, telegraph, or special letter by directors, officers, and regular Selective employees for no additional compensation. To assist in the solicitation of proxies and the distribution and collection of proxy materials, Selective has engaged Georgeson Shareholder Communications Inc., a proxy solicitation firm, for an estimated fee of approximately $7,500 plus expenses. Selective will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of common stock.

WHAT ARE THE REQUIREMENTS FOR BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING?
----------------------------------------------------------------------------

For business to be conducted at the Annual Meeting, a quorum of 14,180,502 Selective stockholders (a majority of the issued and outstanding shares entitled to vote) must be in attendance or represented by proxy.

            PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting four (4) proposals for a stockholder vote.

PROPOSAL 1. ELECTION OF DIRECTORS

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE THREE NOMINATED CLASS III DIRECTORS:
PAUL D. BAUER, JOAN M. LAMM-TENNANT, AND RONALD L. O'KELLEY.

You can find information about these nominees, as well as information about Selective's Board of Directors, its committees, compensation for directors, and other related matters beginning on Page 7.

New Jersey law and Selective's By-laws govern the vote on Proposal 1. You may vote in favor of all the nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Assuming a quorum, the three (3) candidates receiving the highest number of votes will be elected. Stockholders may not cumulate their votes. Abstentions and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL 2.  APPROVAL OF THE SELECTIVE INSURANCE GROUP, INC. 2005 OMNIBUS
             STOCK PLAN

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE 2005 OMNIBUS STOCK PLAN.

You can find information about the 2005 Omnibus Stock Plan beginning on Page
25.

New Jersey law and Selective's By-laws govern the vote on Proposal 2. You may vote in favor of Proposal 2, vote against Proposal 2, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 2 and broker non-votes will have no effect on the outcome of the vote. A majority vote is also required to approve Proposal 2 for purposes of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code").

PROPOSAL 3. APPROVAL OF THE SELECTIVE INSURANCE GROUP, INC. CASH INCENTIVE PLAN

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE CASH INCENTIVE PLAN.

You can find information about the Cash Incentive Plan beginning on Page 30.

New Jersey law and Selective's By-laws govern the vote on Proposal 3. You may vote in favor of Proposal 3, vote against Proposal 3, or abstain from voting. Assuming a quorum, Proposal 3 will pass if approved by a majority of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 3 and broker non-votes will have no effect on the outcome of the vote. A majority vote is also required to approve Proposal 3 for purposes of Section 162(m) of the Internal Revenue Code.

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

THE BOARD RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

You can find information about Selective's relationship with KPMG LLP beginning on Page 34.

New Jersey law and Selective's By-laws govern the vote on Proposal 4. You may vote in favor of Proposal 4, vote against Proposal 4, or abstain from voting. Assuming a quorum, Proposal 4 will pass if approved by a majority of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 4 and broker non-votes will have no effect on the outcome of the vote.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the 2005 Annual Meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by applicable law and NASDAQ Stock Market ("NASDAQ") and Securities and Exchange Commission rules and regulations, to vote on such matters according to their best judgment.

The Chairman of the Annual Meeting may refuse to allow presentation of a proposal or nominee for the Board of Directors if the proposal or nominee is not properly submitted. The requirements for submitting proposals and nominations for this year's meeting were the same as those described on Page 36 for next year's meeting.


                           VOTING AND PROXY PROCEDURE

HOW DO I VOTE?

You can vote four (4) ways:

     1. BY MAIL. Mark your voting instructions on, and sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close at the end of the meeting.

         If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Items 1, 2, 3, and 4. If any other matters arise during the meeting that require a vote, the representatives will exercise their discretion, to the extent permitted by applicable law and NASDAQ and Securities and Exchange Commission rules and regulations.

     2. BY TELEPHONE. Call the toll-free number on your proxy card to vote by phone. Follow the instructions on your proxy card and the voice prompts. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

     3. BY INTERNET. Go to the website listed on your proxy card to vote through the Internet. Follow the instructions on your proxy card and the website. If you vote through the Internet, you may incur telephone and/or Internet access charges from your service providers. IF YOU VOTE BY INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

     4. IN PERSON. Attend the Annual Meeting, or send a personal representative with an appropriate proxy, in order to vote.

HOW DO I REVOKE MY PROXY OR CHANGE MY VOTING INSTRUCTIONS?
----------------------------------------------------------

You may revoke your proxy by writing to the Corporate Secretary, Michele N. Schumacher, at the address in the meeting notice on the cover of this Proxy Statement. You may also change your vote at any time before the proxy is exercised by entering a new vote via the Internet, by telephone or by returning a properly executed proxy bearing a later date. Any subsequent timely and valid vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. The last vote received before noon central time, April 26, 2005 will be the vote that is counted. You may also change your vote by voting in person at the Annual Meeting.

HOW WILL PROXIES BE VOTED IF I GIVE MY AUTHORIZATION?
-----------------------------------------------------

If you properly execute your proxy on the accompanying form, return it to Selective, and do not subsequently revoke your proxy, your shares of common stock will be voted at the 2005 Annual Meeting in accordance with your instructions. In the absence of instructions, our representatives will vote your shares "FOR" the election of each director nominee, "FOR" the approval of the 2005 Omnibus Stock Plan, "FOR" the approval of the Cash Incentive Plan, and "FOR" the ratification of the appointment of KPMG LLP as Selective's independent public accountants. If other matters should properly come before the meeting, our representatives will vote on such matters, to the extent permitted by applicable law and NASDAQ and Securities and Exchange Commission rules and regulations, in accordance with their best judgment.

HOW WILL VOTES BE COUNTED?
-------------------------

The inspector of elections appointed by the Board of Directors for the Annual Meeting will separately tabulate affirmative and negative votes, abstentions and "broker non-votes" (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter). Shares represented by proxies that reflect abstentions and broker non-votes are counted for determining whether there is a quorum. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes. For each of the remaining proposals, approval will require the affirmative votes of the holders of a majority of the total number of the votes of the stockholders present at the Annual Meeting or represented by proxy and entitled to vote on the proposal. For each of these remaining proposals, abstentions will have the effect of a vote "Against" such proposal, and broker non-votes, although counted for purposes of determining the presence of a quorum, will have the effect of a vote neither for nor against such proposal.

WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?
------------------------------------------------

If you own your shares in "street name," meaning that your broker is actually the record owner, you should contact your broker. When a broker does not have voting instructions and withholds its vote on one of these matters, it is called a "broker non-vote." Broker non-votes count toward a quorum, but otherwise do not affect the outcome of any proposal.

       SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN
           BENEFICIAL OWNERS AND SECURITIES AUTHORIZED FOR ISSUANCE
                        UNDER EQUITY COMPENSATION PLANS

                        SECURITY OWNERSHIP OF MANAGEMENT
                            AS OF FEBRUARY 28, 2005



The following table shows:
   o How much Selective common stock each nominee for director, director, the Chairman of the Board, Chief Executive Officer, and President ("CEO"), and the next four most highly compensated executive officers other than the CEO, own directly or beneficially.

   o How much Selective common stock the directors and executive officers of Selective own, directly or beneficially as a group.



-----------------------------------------------------------------------------------------------------------------
                                      NUMBER                                   TOTAL
                                    OF SHARES                                  SHARES
                                BENEFICIALLY OWNED        OPTIONS           BENEFICIALLY           PERCENT
-----------------------------------------------------------------------------------------------------------------
NAME OF OWNER                         OWNED           EXERCISABLE(1)           OWNED              OF CLASS
-----------------------------------------------------------------------------------------------------------------
Bauer, Paul D.                           13,122              18,000               31,122                   *
-----------------------------------------------------------------------------------------------------------------
Brown, A. David                          14,363              18,000               32,363                   *
-----------------------------------------------------------------------------------------------------------------
Coleman, James W., Jr.                   45,988              17,712               63,700                   *
-----------------------------------------------------------------------------------------------------------------
Connell, Richard F.                      35,831               5,000               40,831                   *
-----------------------------------------------------------------------------------------------------------------
Herder, C. Edward                        79,907(2)           27,000              106,907                   *
-----------------------------------------------------------------------------------------------------------------
Kearns, William M., Jr.                  82,700              27,000              109,700                   *
-----------------------------------------------------------------------------------------------------------------
Lamm-Tennant, Joan M.                    14,742              27,000               41,742                   *
-----------------------------------------------------------------------------------------------------------------
McClellan, S. Griffin, III               23,697(3)           12,000               35,697                   *
-----------------------------------------------------------------------------------------------------------------
Murphy, Gregory E.                      145,738              43,025              188,763                   *
-----------------------------------------------------------------------------------------------------------------
Ochiltree, Jamie, III                   105,771(4)           46,932              152,703                   *
-----------------------------------------------------------------------------------------------------------------
O'Kelley, Ronald L.                         600                   0                  600                   *
-----------------------------------------------------------------------------------------------------------------
Rockart, John F.                          3,042               6,000                9,042                   *
-----------------------------------------------------------------------------------------------------------------
Rue, William M.                         241,133(5)           27,000              268,133                   *
-----------------------------------------------------------------------------------------------------------------
Thebault, J. Brian                       18,766(6)           27,000               45,766                   *
-----------------------------------------------------------------------------------------------------------------
Zaleski, Ronald J.                       40,303              11,996               52,299                   *
-----------------------------------------------------------------------------------------------------------------
All executive officers and            1,017,347             377,515            1,394,862                   4.93
directors as a group (20
persons)
-----------------------------------------------------------------------------------------------------------------

* Less than 1% of the common stock outstanding.

(1) Includes shares under options exercisable on February 28, 2005, and within sixty (60) days thereafter.

(2) Includes 13,495 shares held by Mr. Herder's wife and 4,800 shares held by The Hand Income Trust, of which Mr. Herder and his wife are co-trustees and disclaim beneficial ownership.

(3) Includes 2,000 shares held by Mr. McClellan's wife, of which Mr. McClellan disclaims beneficial ownership.

(4) Includes 30,434 shares held by Mr. Ochiltree's wife, of which Mr. Ochiltree disclaims beneficial ownership.

(5) Includes (i) 16,292 shares held by Chas. E. Rue & Sons, Inc., a general insurance agency of which Mr. Rue is President and owner of more than a 5% equity interest (see Page 11 of this Proxy Statement); (ii) 13,472 and 13,434 shares held in trust of daughter and son, respectively; (iii) 990 shares held by Mr. Rue's wife, of which Mr. Rue disclaims beneficial ownership; and (iv) 18,434 shares held by a trust, of which Mr. Rue is a co-trustee for the benefit of his son and daughter.

(6) Includes 100 shares held in custody for Mr. Thebault's son and 100 shares held in custody for Mr. Thebault's daughter.

                 HOLDERS OF 5% OR MORE OF SELECTIVE SECURITIES

The following table lists the only person or group who is known to Selective to be the beneficial owner of more than 5% of any class of Selective's voting securities as of December 31, 2004.


-----------------------------------------------------------------------------------------------------------
Title of Class             Name & Address of               Amount & Nature of         Percentage of Class
                           Beneficial Owner               Beneficial Ownership
-----------------------------------------------------------------------------------------------------------
Common Stock       Dimensional Fund Advisors, Inc.          1,891,852 shares                 6.81%
                   1299 Ocean Avenue, 11th Floor            of common stock
                   Santa Monica, CA 90401
-----------------------------------------------------------------------------------------------------------


The information in the above table is based on a Schedule 13G filed by Dimensional Fund Advisors on February 9, 2005 with the Securities and Exchange Commission.


       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information as of December 31, 2004, with respect to compensation plans under which shares of Selective's common stock may be issued.(1)



------------------------------------------------------------------------------------------------------------
           Plan Category                      (a)                    (b)                     (c)
                                      Number of securities    Weighted-average      Number of securities
                                       to be issued upon      exercise price of    remaining available for
                                          exercise of            outstanding        future issuance under
                                      outstanding options,    options, warrants      equity compensation
                                      warrants and rights        and rights           plans (excluding
                                                                                   securities reflected in
                                                                                         column (a))
------------------------------------------------------------------------------------------------------------
Equity compensation plans approved                  927,276               $22.90              2,179,946 (2)
by security holders

------------------------------------------------------------------------------------------------------------
Equity compensation plans not                             -                  N/A                640,930 (3)
approved by security holders

------------------------------------------------------------------------------------------------------------
Total                                               927,276               $22.90                  2,820,876
------------------------------------------------------------------------------------------------------------

(1) Since December 31, 2004, Selective has issued (i) 33,000 stock options under Selective's Stock Option Plan for Directors; (ii) 1,082 shares under Selective's Stock Compensation Plan for Nonemployee Directors; and
       (iii) 312,876 restricted shares and 105,663 stock options under Selective Insurance Stock Option Plan III.
(2) Includes (i) 268,282 shares available for issuance under Selective's Employee Stock Purchase Plan; (ii) 364,000 shares available for issuance under Selective's Stock Option Plan for Directors; (iii) 323,876 shares available for issuance under Selective's Stock Compensation Plan for Nonemployee Directors; (iv) 2,000 shares available for Selective's Deferred Compensation Plan for Nonemployee Directors; (v) 43,290 shares available for issuance under Selective's Deferred Director Converted Units Plan; and (vi) 1,178,498 shares available under Selective Insurance Stock Option Plan III, which can be issued as stock options or in the form of restricted stock awards.
(3) Reflects the number of shares available for issuance under Selective's Stock Purchase Plan for Independent Insurance Agents.

                  INFORMATION REGARDING PLANS AND ARRANGEMENTS
                     NOT SUBJECT TO SECURITY HOLDER ACTION

Stock Purchase Plan For Independent Insurance Agents
----------------------------------------------------

Selective adopted the Selective Insurance Group Stock Purchase Plan for Independent Insurance Agents (the "Independent Agents Plan") to motivate its independent agents by enabling them to participate in Selective's long-term growth and success by purchasing shares of common stock at a discounted price. The Independent Agents Plan was originally adopted in May 1989 and was most recently amended on July 24, 2000. The purchase price for shares offered under the Independent Agents Plan is the average of the high and low sale prices of Selective's common stock quoted on NASDAQ on the date of purchase, less a discount of 10%.

Eligibility

Each independent insurance agency under contract with Selective to promote and sell its insurance products is eligible to participate in the Independent Agents Plan and to purchase shares of common stock under such plan. Also eligible to purchase shares under the Independent Agents Plan are: the principals of such agencies, general partners, officers and stockholders of eligible insurance agencies, key employees of eligible insurance agencies designated by the principals, general partners or officers of the agencies, their individual retirement plans, their Keogh plans, and employee benefit plans of eligible insurance agencies.

Restrictions on Shares Purchased under the Plan

Shares purchased under the Independent Agents Plan are restricted for a period of one-year that commences the day after the purchase. During this one-year period, shares purchased under the Independent Agents Plan cannot be sold, transferred, pledged, assigned, or disposed of in any way.



                          INFORMATION ABOUT PROPOSAL 1
                             Election of Directors

Selective's Board of Directors currently has twelve (12) directors, divided into three (3) classes designated Class I, Class II, and Class III. William A. Dolan, II will retire from the Board of Directors on April 27, 2005, the date of the Annual Meeting. Upon Mr. Dolan's retirement, the number of directors will be reduced to eleven (11). Pursuant to Selective's Restated Certificate of Incorporation, as amended (the "Certificate"), and its By-laws, Selective may have a minimum of seven (7) and a maximum of twenty (20) directors. By majority vote, the Board of Directors may set the number of directors within this range at any time.

Under Selective's By-laws, directors are elected at the Annual Meeting for terms of three (3) years. No family relationships exist between any of Selective's current directors and executive officers. At present, the Board has authorized twelve (12) directors.

The Board nominated three (3) Class III directors to stand for election at the Annual Meeting for terms expiring at the 2008 Annual Meeting or when a successor has been duly elected and qualified: Paul D. Bauer, Joan M. Lamm-Tennant, and Ronald L. O'Kelley. Mr. O'Kelley was recommended by non-management directors of Selective. All three (3) nominees have consented to serve if elected and the Board does not know of any reason why any of these nominees would decline or be unable to serve if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board can either reduce its size or designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee unless instructions are given to the contrary.

       NOMINEES OF THE BOARD OF DIRECTORS FOR TERMS TO EXPIRE AT THE 2008
                                ANNUAL MEETING


------------------------------------------------------------------------------------------------------------
CLASS III - DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------------------------------------
Name, Age, Year Elected To Board
of Directors                       Occupation And Background
--------------------------------   -------------------------
Paul D. Bauer, 61                  o        Designated by the Board of Directors as Audit Committee
  Independent Director, 1998                Financial Expert.
                                   o        Retired Financial Executive.
                                   o        Executive Vice President and Chief Financial Officer, Tops
                                            Markets, Inc., a grocery concern, 1970 to 1993.
                                   o        Director, R.P. Adams Co., 1991 to 2004.
                                   o        Director, Rosina Holdings Inc., since 2002.
                                   o        Director, IMC, Inc., 1995 to 2000.
                                   o        Director, Catholic Health System of Western New York, since
                                            1998.
                                   o        Trustee, D'Youville College, since 1995.
                                   o        Graduate of Boston College (B.S. in Accounting).

Joan M. Lamm-Tennant, 52           o        Senior Vice President, General Reinsurance Corporation, a
  Independent Director, 1993                reinsurance company, since 1997.
                                   o        Professor of Finance, Villanova University, 1988 to 2000.
                                   o        Director, IVANS, since 2004.
                                   o        Member, American Risk and Insurance Association.
                                   o        Member, International Insurance Society.
                                   o        Member, Association for Investment Management and Research.
                                   o        Graduate of St. Mary's University (B.B.A. and M.B.A.).
                                   o        Graduate of the University of Texas (Ph.D.).

Ronald L. O'Kelley, 60             o        Chairman and CEO, Atlantic Coast Venture Investments Inc., a
  Independent Director, 2005                venture capital and real estate investment company, since 2003.
                                   o        Executive Vice President, CFO and Treasurer, State Street
                                            Corporation, 1995-2002.
                                   o        Director, United States Shipping Corporation, since 2004.
                                   o        Member, American Institute of Certified Public Accountants.
                                   o        Graduate of Duke University (A.B.).
                                   o        Graduate of Carnegie-Mellon University (M.B.A).


                              CONTINUING DIRECTORS


------------------------------------------------------------------------------------------------------------
          CLASS II - DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------------------------------------
Name, Age, Year Elected To Board
of Directors                       Occupation And Background
--------------------------------   -------------------------

A. David Brown, 62                 o        Managing Partner, Bridge Partners, LLC, an executive
   Independent Director, 1996               recruiting firm, since October 2003.
                                   o        Partner, Whitehead Mann, executive recruiters, 1997 to 2003.
                                   o        Managing Vice President, Korn/Ferry International, executive recruiters, 1994 to 1997.
                                   o        Senior Vice President of Human Resources and other executive positions, R.H. Macy & Co., Inc., 1968 to 1994.
                                   o        Director, Zale Corporation, since 1997.
                                   o        Director, Hanover Direct, since 2003.
                                   o        Director, The Sports Authority, Inc., 1998 to 2003.
                                   o        Trustee, Drew University.
                                   o        Trustee, Jackie Robinson Foundation.
                                   o        Graduate of Monmouth University (B.S.).

William M. Kearns, Jr., 69         o        Chairman and Co-CEO and other executive positions, Keefe
   Independent Director, 1975               Managers, LLC, a money management firm, since 1998.
   Lead Director                   o        President, W.M. Kearns & Co., Inc., a private investment
                                            company, since 1994.
                                   o        Advisory Director and Managing Director,
                                            Lehman Brothers and predecessor firms,
                                            1977 to 1994.
                                   o        Advisory Director, Proudfoot Consulting, PLC, since 1996.
                                   o        Trustee of EQ Advisors Trust (Equitable Life Assurance Society
                                            of the U.S.), AXA Financial, since 1997.
                                   o        Trustee, AXA Enterprise Funds, since 2004.
                                   o        Director, Transitor Devices, Inc., since 1991.
                                   o        Advisory Director, Gridley and Company LLC, since 2001.
                                   o        Director, United States Shipping Corporation, since 2002.
                                   o        Advisory Director, Private Client Resources LLC, since 2004.
                                   o        Member, Executive Advisory Committee, William E. Simon School
                                            of Business Administration, University of Rochester, since 1986.
                                   o        Member, Securities Industry Association.
                                   o        Member, National Association of Securities Dealers.
                                   o        Honorary LLD, Gonzaga University.
                                   o        Graduate of the University of Maine (B.A.).
                                   o        Graduate of New York University (M.A.).

S. Griffin McClellan III, 67       o        Retired Banking Executive.
  Independent Director, 1980       o        Self-employed Banking Consultant, 1994 to 2001.
                                   o        Chairman of Crestmont Federal Savings and Loan Association,
                                            1989 to 1994.
                                   o        Graduate of Harvard University (B.A.).




                                      9



John F. Rockart, 73                o        Senior Lecturer Emeritus and Senior Lecturer, Massachusetts
  Independent Director, 2002                Institute of Technology, since 1982.
                                   o        Director, Keane, Inc., since 1968.
                                   o        Director, Comshare, Inc., since 1988.
                                   o        Director, Oasis Semiconductor, Inc., since 2004.
                                   o        Member, Society Information Management, Association
                                            Information Systems.
                                   o        Graduate of Princeton University (A.B.).
                                   o        Graduate of Harvard Business School (M.B.A.).
                                   o        Graduate of Massachusetts Institute of Technology (Ph.D.).

J.Brian Thebault, 53               o        Chairman and Chief Executive Officer, L.P. Thebault
  Independent Director, 1996                Company, a graphic communications concern, since
  1998.
                                   o        Trustee of The Delbarton School, since 1990.
                                   o        Trustee of the Peck School, since 1994.
                                   o        Graduate of University of Southern California (B.S.).




------------------------------------------------------------------------------------------------------------
CLASS I - DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------------------------------------
Name, Age, Year Elected To Board
of Directors                       Occupation And Background
--------------------------------   -------------------------

C.Edward Herder, 69                o        President, Chester H. Herder & Son, Inc., a general
  Independent Director, 1978                insurance agency, since 1959.
                                   o        Partner, Herder Associates, 1982 to 2000.
                                   o        Director, Flemington National Bank & Trust Co., 1981 to
                                            1996.
                                   o        Director, American Reliance Insurance Co., 1966 to 1986.
                                   o        Member, Society of CPCU.
                                   o        Member, Professional Insurance Agents Association.
                                   o        Graduate of Bucknell University (B.S.).

Gregory E. Murphy, 49              o        Chairman, President, and Chief Executive Officer of Selective,
  Employee Director, 1997                   since May 2000.
                                   o        President and Chief Executive Officer of Selective, May 1999
                                            to May 2000.
                                   o        President and Chief Operating Officer
                                            of Selective, 1997 to May 1999.
                                   o        Director, Newton Memorial Hospital Foundation, Inc., since
                                            1999.
                                   o        Director, American Insurance Association, since 2002.
                                   o        Trustee, the American Institute for CPCU (AICPCU) and the
                                            Insurance Institute of America (IIA), since June 2001.
                                   o        Member, New Jersey Society of Certified Public Accountants.
                                   o        Boston College (B.S.).
                                   o        Harvard University (Advanced Management Program).

William M. Rue, 57                 o        President, Rue Insurance, a general insurance agency, since
  Non-Independent Director, 1977            1969.
                                   o        Director, 1st Constitution Bank, since 1989.
                                   o        Director, Robert Wood Johnson University Hospital at Hamilton,
                                            since 1993.
                                   o        Trustee, Rider University, since 1993.
                                   o        Director, Robert Wood Johnson University Hospital Foundation,
                                            since 1999.
                                   o        Member, Society of CPCU.
                                   o        Member, Professional Insurance Agents Association.
                                   o        Graduate of Rider College (B.S.).


The Board of Directors has determined that all directors, except for Mr. Murphy and Mr. Rue, are independent as defined by the applicable NASDAQ and Securities and Exchange Commission rules and regulations. See the section entitled Certain Relationships and Related Transactions below for further information concerning Mr. Rue.

                               EXECUTIVE OFFICERS

Information regarding Executive Officers is incorporated by reference to Selective's Annual Report on Form 10-K in the item in Part I captioned "Executive Officers of the Registrant."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Transactions with Management and Others/Certain Business Relationships

William M. Rue, a Selective director, is President of and owns more than 10% of the equity of Rue Insurance., a general independent insurance agency ("Rue Agency"). The Rue Agency is an appointed independent agent of Selective's insurance subsidiaries and also places insurance for Selective's business operations. Selective's relationship with the Rue Agency has existed since 1928 and Selective expects that its relationship with the Rue Agency will continue in 2005. In 2004, Selective paid the Rue Agency:

   o $1.8 million in commissions for insurance policies placed with Selective's insurance subsidiaries in the normal course of business.

   o $13,000 in commissions for business placed with Selective's human resources administration subsidiary.

   o $1.4 million in premiums for insurance coverages through non-Selective insurance companies for its own operations, from which the Rue Agency was paid commission pursuant to its agreements with those carriers.

   o $0.2 million in reinsurance commissions to PL, LLC, an insurance fund administrator of which the Rue Agency owns 20% and which places reinsurance through a Selective insurance subsidiary.

                           Indebtedness of Management

The following are loans to executives that are grandfathered under the Sarbanes-Oxley Act of 2002 and were authorized by the Board of Directors to encourage Selective stock ownership:

   o On December 16, 1994, Selective made a loan to Gregory E. Murphy, now Selective's Chairman, President, and Chief Executive Officer, in the original principal amount of $105,395 at an annual interest rate of zero percent and a maturity date in 2005 to finance the exercise of non-qualified Selective stock options granted on same date. Mr. Murphy paid the loan in full in April of 2004.

   o On December 16, 1994, Selective made a loan to Jamie Ochiltree III, now Selective's Senior Executive Vice President, Insurance Operations, in the original principal amount of $197,000 at an annual interest rate of zero percent and a maturity date in 2005 to finance the exercise of non-qualified Selective stock options granted on same date. Mr. Ochiltree paid the loan in full as of February of 2005.

   o On August 7, 1998, Selective made a loan to Gregory E. Murphy, now Selective's Chairman, President and Chief Executive Officer, in the original principal amount of $162,495 at an annual interest rate of 2.5% and a maturity date in 2009 to finance the purchase of Selective common stock in the open market. Mr. Murphy paid the loan in full in November of 2004.

   o On August 7, 1998, Selective made a loan to Jamie Ochiltree III, now Selective's Senior Executive Vice President, Insurance Operations, in the original principal amount of $98,799 at an annual interest rate of 2.5% and a maturity date in 2009 to finance the purchase of Selective common stock in the open market. As of February 28, 2005, the outstanding principal amount under this loan was $50,387.

   o On August 7, 1998, Selective made a loan to James W. Coleman, Jr., now Selective's Executive Vice President, Diversified Insurance Operations, in the original principal amount of $83,196 at an annual interest rate of 2.5% and a maturity date in 2009 to finance the purchase of Selective common stock in the open market. As of February 28, 2005, the outstanding principal amount under this loan was $42,430.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires Selective's directors and executive officers, and persons who own more than 10% of a registered class of Selective's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Selective's equity securities. Officers, directors, and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish Selective with copies of all Section 16(a) reports they file. Based solely on its review of the copies of Forms 3, 4, and 5 or written representations from certain reporting persons that no Forms 5 were required for those persons, Selective believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2004, were met in a timely manner by its directors, executive officers, and greater than 10% beneficial owners.


                                CODE OF CONDUCT

Selective has adopted a Code of Conduct which sets forth the guiding principles of business ethics for all Selective personnel, including executive officers. The Code of Conduct can be found under the Corporate Governance section of Selective's website, www.selective.com. Any amendment to or waiver from the provision of the Code of Conduct that applies to Selective's senior officers will be posted to Selective's website, www.selective.com.



                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held five (5) meetings in 2004.

The Board has five (5) standing committees: Audit, Corporate Governance and Nominating, Executive, Finance, and Salary and Employee Benefits. The Audit, Corporate Governance and Nominating, and Salary and Employee Benefits Committees have written charters, all of which can be found under the Corporate Governance section of Selective's website at www.selective.com.

All of the members of the Audit Committee, the Corporate Governance and Nominating Committee, and the Salary and Employee Benefits Committee are independent directors as defined by NASDAQ and Securities and Exchange Commission rules and regulations.

All directors attended 75% or more of the meetings of the Board of Directors and the committees of which they are members.

It is Selective's policy that all directors are expected to attend the Annual Meeting. All directors attended the 2004 Annual Meeting.

The following table lists for each of these five(5) standing committees, its membership, a summary of its responsibilities, and the number of meetings it held in 2004:



-------------------------------------------------------------------------------------------------------------
      COMMITTEE NAME AND                                                                           2004
         MEMBERSHIP                             COMMITTEE RESPONSIBILITIES                       MEETINGS
-------------------------------------------------------------------------------------------------------------
Audit                              o    Reviewing the integrity of Selective's auditing,
-----                                   accounting, and reporting processes and considering
Joan M. Lamm-Tennant,                   and approving appropriate changes.
Chairperson                        o    Reviewing Selective's financial reports and other
Paul D. Bauer *                         financial information provided to the public and
S. Griffin McClellan III                filed with the Securities and Exchange Commission.
John F. Rockart                    o    Reviewing Selective's internal controls regarding
J. Brian Thebault                       finance, accounting, legal compliance, and ethics.
                                   o    Appointing Selective's independent accountants,              8
*  Designated by the Board of           supervising the relationship between Selective
   Directors as a Financial             and its independent public accountants, including
   Expert in accordance with            annually reviewing their performance, making
   Securities and Exchange              decisions with respect to their retention or
   Commission rules and                 removal, reviewing the scope of their audit
   regulations.                         services, approving significant non-audit
                                        services, and confirming the independence
                                        of the independent public accountants.
------------------------------------------------------------------------------------------------------------
Corporate Governance and           o    Developing and adopting corporate governance
Nominating                              guidelines.
------------------------           o    Overseeing Selective's conflict of interest
William M. Kearns,                      policy.
Chairperson                        o    Appointing Board members to the various Board                5
William A. Dolan, II                    committees and as chairpersons.
C. Edward Herder                   o    Nominating candidates for the Board of Directors
Ronald L. O'Kelley                      in accordance with Selective's Director Selection
John F. Rockart                         Process.
-------------------------------------------------------------------------------------------------------------
Executive Committee                o    Authorized to exercise the Board of Directors'
-------------------                     powers and authority in the management of
Gregory E. Murphy,                      Selective's business and affairs between Board
Chairperson                             meetings.
A. David Brown                     o    Has the right and authority to exercise all the
William M. Kearns, Jr.                  powers of the Board of Directors on all matters              0
Joan M. Lamm-Tennant                    brought before it except matters concerning
William M. Rue                          Selective's investments.
-------------------------------------------------------------------------------------------------------------
Finance Committee                  o    Establishes Selective's overall investment
-----------------                       policies and guidelines, and reviews and approves
William M. Rue,                         investments made pursuant to those policies and
Chairperson                             guidelines.
William M. Kearns, Jr.                                                                               4
Joan M. Lamm-Tennant
S. Griffin McClellan III
Gregory E. Murphy
Ronald L. O'Kelley
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Salary & Employee Benefits         o    Sets executive compensation policies and approves            6
--------------------------              compensation levels of senior management and works
A. David Brown,                         with senior management on benefit and compensation
Chairperson                             programs for Selective employees.
Paul D. Bauer                      o    Supervises the administration of Selective's
C. Edward Herder                        employee equity plans, and provides disinterested
S. Griffin McClellan III*               administration of employee benefit plans in which
J. Brian Thebault                       Section 16 officers are eligible to
                                        participate.
                                   o    Continuously evaluates employee benefits and
                                        supervises their administration.

* Appointed Chairman in April
   2004 and resigned from the
   committee in July 2004
-------------------------------------------------------------------------------------------------------------


                           DIRECTOR SELECTION PROCESS

The Corporate Governance and Nominating Committee ("CGNC") is responsible for reviewing candidates for election to Selective's Board of Directors that are identified by Board members, management, and/or search firms and selecting nominees for approval by the stockholders. In making selections, the CGNC reviews the skills and characteristics required in light of current Board membership, including business experience, diversity, and skills in technology, finance, marketing, financial reporting, and other areas. Candidates for election should be willing to devote sufficient time to carry out their duties and responsibilities effectively, and should possess the highest personal and professional ethics, integrity, and values. Candidates must be committed to representing the long-term interests of Selective and its stockholders. The CGNC considers nominees recommended by stockholders for election as directors at an Annual Meeting of Stockholders, but does not solicit such recommendations. The CGNC applies the same standards in considering candidates submitted by stockholders as it does in evaluating candidates identified by other sources. Stockholders who wish to propose a nominee for consideration by the CGNC must do so in writing addressed to the Chairman of the CGNC, c/o the Corporate Secretary of Selective, 40 Wantage Avenue, Branchville, NJ 07890. The notification must contain all information relating to each person whom the stockholder proposes that the CGNC consider for nomination as a director as would be required to be disclosed in a solicitation of proxies for the election of such person as a director pursuant to Regulation 14A under the Exchange Act.

                             DIRECTOR COMPENSATION

Compensation for nonemployee directors in 2003 and 2004 is shown on the table below. Employee directors do not receive compensation for serving on the Board of Directors.


        --------------------------------------------------- ------------------- ----------------
        COMPENSATION                                               2004              2003
        --------------------------------------------------- ------------------- ----------------
        Annual Retainer Fee (1)                                        $43,000          $38,000
        --------------------------------------------------- ------------------- ----------------
        Annual Option Grant (2)                                          3,000            3,000
        --------------------------------------------------- ------------------- ----------------
        Board Meeting Attendance                                            $0               $0
        --------------------------------------------------- ------------------- ----------------
        Committee Attendance Fee (3)
           In person                                                    $1,500           $1,500
           By telephone                                                 $1,000           $1,000
        --------------------------------------------------- ------------------- ----------------
        Annual Chairperson Fee(4)
           Audit Committee                                             $10,000          $10,000
           Salary & Employee Benefits Committee                        $10,000          $10,000
        --------------------------------------------------- ------------------- ----------------
        Lead Director Fee(5)                                                $0               $0
        --------------------------------------------------- ------------------- ----------------
        Expenses                                                Reasonable        Reasonable
        --------------------------------------------------- ------------------- ----------------



_______________________________

(1) The Annual Retainer Fee is set annually by the Corporate Governance and Nominating Committee. Pursuant to the Stock Compensation Plan for Nonemployee Directors ("Directors Stock Plan") and the proposed 2005 Omnibus Stock Plan, directors, by December 20 of the prior year, must elect to receive the Annual Retainer Fee either (i) entirely in shares of common stock or (ii) in a combination of shares of common stock and cash, (but in no event more than 50% of which may be in the form of cash). The Annual Retainer Fee is paid in equal quarterly installments on the first (1st) day of January, April, July, and October. The number of shares of common stock issued in each quarterly installment is determined by multiplying the amount of Annual Retainer Fee to be paid in stock by one-quarter (0.25) and dividing that product by the average of the high and low sale price of Selective's common stock as quoted on NASDAQ on the payment date ("Fair Market Value"). Under the Director Stock Plan and the proposed 2005 Omnibus Stock Plan, by December 20 of the prior year, directors may also elect to defer the receipt of the Annual Retainer Fee and any dividends and accrued interest to a specified future year, the attainment of age 70, or termination of services as a director.

(2) Under the Stock Option Plan for Directors ("Directors Option Plan") and the proposed 2005 Omnibus Stock Plan, each director automatically receives an option to purchase 3,000 shares of common stock on March 1 or the following business day if March 1 is on a weekend. The exercise price for each option is the Fair Market Value and is payable in cash or in common stock. Each option vests on the first anniversary of its grant and has a term of ten (10) years. In the event of a director's death or disability, an option may be exercised, in whole or in part, by the director's executor, administrator, guardian or legal representative in accordance with the terms of such option.

(3) Committee Attendance Fees are set by the Corporate Governance and Nominating Committee and are paid in cash. Directors may also elect to defer the receipt of their Committee Attendance Fees and any interest thereon, to a specified future year, the attainment of age 70, or termination of services as a director.

(4) Annual Chairperson Fees are set by the Corporate Governance and Nominating Committee and are paid quarterly in cash. Directors may also elect to defer the receipt of their Annual Chairman Fee and any interest thereon, to a specified future year, the attainment of age 70, or termination of service as a director.

(5) The Corporate Governance and Nominating Committee has set an annual fee of $10,000 to be paid quarterly in cash to the Lead Director effective in 2005.

                             EXECUTIVE COMPENSATION

The following Summary Compensation Table shows how much compensation Selective's CEO and the next four most highly compensated executive officers other than the CEO earned over the past three (3) fiscal years (these executives are referred to as our "named executive officers"). Other tables that follow provide more detail about the specific types of compensation.


                                       ----------------------------------  -------------------------
                                                                             Long-Term Compensation
                                                Annual Compensation                 Awards
----------------------------- ------- ---------- ------------ -----------  ----------- ------------- --------------
                                                                  Other    Restricted    Securities     All Other
                                        Salary                    Compen-    Stock       Underlying      Compen-
          Name And                      Annual      Bonus         sation     Awards       Options/       sation
     Principal Position        Year     ($)(1)      ($)(2)        ($)(3)     ($)(4)      Warrants (#)    ($)(5)
----------------------------- ------- ---------- ------------ ----------- ------------ ------------- --------------
Gregory E. Murphy Chairman,    2004     695,385    1,000,000           0      870,500         5,000          7,832
President & Chief Executive    2003     635,769      621,600           0      466,400        10,000         34,296
Officer                        2002     582,308      197,438           0      210,500        10,000         24,304
----------------------------- ------- ---------- ------------ ----------- ------------ ------------- --------------
Jamie Ochiltree III Senior     2004     371,385      330,000           0      313,380         5,000         22,248
Executive Vice President       2003     337,662      190,400           0      186,560         7,000         22,480
                               2002     308,462       69,750           0      105,250         5,000         18,491
----------------------------- ------- ---------- ------------ ----------- ------------ ------------- --------------
Richard F. Connell             2004     327,693      240,000           0      313,380         5,000         14,910
Executive Vice President &     2003     298,846      168,000           0      186,560         7,000         13,597
Chief Information Officer      2002     283,462       64,125           0      105,250         5,000         10,214
----------------------------- ------- ---------- ------------ ----------- ------------ ------------- --------------
James W. Coleman, Jr.          2004     321,139      225,000           0      313,380         5,000         16,189
Executive Vice President       2003     292,923      164,640           0       93,280         5,000         15,093
                               2002     278,462       63,000      55,456      105,250         5,000         11,986
----------------------------- ------- ---------- ------------ ----------- ------------ ------------- --------------
Ronald J. Zaleski              2004     316,769      205,000           0      313,380         5,000         14,413
Executive Vice President       2003     288,692      162,400           0      186,500         7,000         13,135
& Chief Actuary                2002     271,615       61,425           0      105,250         5,000          9,786
----------------------------- ------- ---------- ------------ ----------- ------------ ------------- --------------


(1) Annual Compensation is paid by Selective Insurance Company of America ("SICA"), which also sponsors the employee benefit plans in which such executive officers participate.

(2) Bonus payments in each year are made pursuant to Selective's Annual Cash Incentive Plan, by which employees receive a percentage of salary as Annual Cash Incentive Payments if they achieve specified personal goals and Selective achieves stated corporate performance goals. The amounts contained in this column reflect the amounts earned for the applicable fiscal year.

(3) Securities and Exchange Commission rules do not require the reporting of perquisites and other personal benefits to the extent that the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total annual salary and bonus reported for each named executive officer. The amount paid to Mr. Coleman in 2002 was a tax gross up for reimbursed relocation expenses included in his taxable income for 2001.

(4) All amounts represent the dollar value of the restricted stock on the date granted. Grants were made pursuant to Selective's Stock Option Plans II and III, under which such shares and their accumulated dividends cliff-vest four years from the date granted depending upon achievement of predetermined performance goals. The grants are subject to forfeiture should the named executive resign or be terminated for cause prior to vesting. The aggregate value of restricted stock awards at the end of 2004 was $3,539,200 for Mr. Murphy, $1,282,960 for Mr. Ochiltree, $1,150,240 for Mr. Connell, $1,106,000 for Mr. Coleman, and $1,282,960
     for Mr. Zaleski. The aggregate number of restricted shares held at the end of 2004 was 80,000 by Mr. Murphy, 29,000 by Mr. Ochiltree, 26,000 by Mr. Connell, 25,000 by Mr. Coleman, and 29,000 by Mr. Zaleski.

(5) The amounts for the fiscal year ended 2002 represent Selective's annual contribution on behalf of the named executives to the Selective Retirement Savings Plan and Selective's Deferred Compensation Plan. The amounts for the fiscal year ended 2003 and 2004 represent Selective's annual contribution on behalf of the named executive to Selective's Deferred Compensation Plan. The contributions reflected in the table for 2004 are $7,140 for Mr. Murphy, $16,898 for Mr. Ochiltree, $14,910 for Mr. Connell, $14,612 for Mr. Coleman, and $14,413 for Mr. Zaleski. In addition, the amounts for Messrs. Murphy, Ochiltree, and Coleman also include $692, $5,350 and $1,577, which respectively, represent the difference between the market rate of interest and the actual rate of interest on indebtedness of such executive officer to Selective.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR



The following table sets forth information concerning stock option grants in 2004 to each of the named executive officers in the Summary Compensation Table. No stock appreciation rights ("SAR") were granted in 2004.



-------------------------------------------------------------------------------------------------------------------------
                                                                                            Potential Realizable Value
                                                                                            at Assumed Annual Rates of
                                                                                            Stock Price Appreciation
                                     Individual Grants                                      for Option Term(1)
-------------------------------------------------------------------------------------------------------------------------
                                  Number of         % of Total
                                 Securities        Options/SARs    Exercise
                                 Underlying         Granted to     or Base
                                Options/SARs       Employees in     Price    Expiration            5%            10%
Named Executive Officer        Granted (#)(2)      Fiscal Year    ($/Sh) (3)    Date               ($)           ($)
-------------------------------------------------------------------------------------------------------------------------
Gregory E. Murphy                5,000                       4.78      34.79  2/03/2014             8,700         17,400
-------------------------------------------------------------------------------------------------------------------------
Jamie Ochiltree III              5,000                       4.78      34.79  2/03/2014             8,700         17,400
-------------------------------------------------------------------------------------------------------------------------
Richard F. Connell               5,000                       4.78      34.79  2/03/2014             8,700         17,400
-------------------------------------------------------------------------------------------------------------------------
James W. Coleman, Jr.            5,000                       4.78      34.79  2/03/2014             8,700         17,400
-------------------------------------------------------------------------------------------------------------------------
Ronald J. Zaleski                5,000                       4.78      34.79  2/03/2014             8,700         17,400
-------------------------------------------------------------------------------------------------------------------------


(1) There can be no assurance provided to any executive officer or any other holder of Selective's securities that the actual stock price appreciation over the (ten) 10-year option term will be at the assumed 5% and 10% compounded annual rates or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the named executive officers.

(2) The stock options were granted under the Selective's Stock Option Plan III ("Plan III"). Plan III permits the granting of options to all employees and permits the granting of SARs in tandem with any or all stock options. If a SAR is exercised, the employee must surrender the related stock option or portion thereof. Upon exercise of a SAR, payment will be made by Selective in stock, cash, or some combination thereof as a committee appointed by the Board of Directors shall determine at the time of exercise. None of the options granted to the named executive officers in 2004 have SARs attached. Under the terms of Plan III, options or any related SARs, may be granted at no less than fair market value as of the date of grant. Options or any related SARs must be exercised within ten (10) years from the date of grant. In the event of any change in the number of outstanding shares of Selective's common stock as a result of a stock dividend, stock split, or other readjustments, the committee appointed by the Board of Directors shall make an appropriate adjustment in the aggregate number of shares which may be subject to stock options granted under Plan III and in the number of shares subject to and the option price of each then outstanding option.

(3) The exercise price is equal to the fair market value of the common stock on the date of grant and the option may be immediately exercised.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information concerning stock option exercises in 2004 to each of the named executive officers in the Summary Compensation Table. No stock appreciation rights were exercised in 2004, and none of these named executive officers had any unexercised stock appreciation rights outstanding as of December 31, 2004.


                                                  -------------------------------- ----------------------------
                                                   Number of Securities              Value of Unexercised
                                                   Underlying Unexercised            In-The-Money Options
                                                   Options at Fiscal Year End (#)    At Fiscal Year End ($)(1)
                                                  -------------------------------- ----------------------------
                            Shares
                            Acquired     Value
                            on          Realized
      Name                  Exercise(#)  ($)(2)     Exercisable    Unexercisable  Exercisable   Unexercisable
--------------------------- --------   ---------- --------------- -------------- ------------- ---------------
Gregory E. Murphy             8,772    141,783           43,025           0       908,483               0
--------------------------- --------   ---------- --------------- -------------- ------------- ---------------
Jamie Ochiltree III          24,997    603,123           46,932           0      1,035,523              0
--------------------------- --------   ---------- --------------- -------------- ------------- ---------------
Richard F. Connell           19,000    323,780            5,000           0        49,475               0
--------------------------- --------   ---------- --------------- -------------- ------------- ---------------
James W. Coleman, Jr.        18,256    401,412           50,044           0      1,124,835              0
--------------------------- --------   ---------- --------------- -------------- ------------- ---------------
Ronald J. Zaleski              0          0              30,000           0       645,328               0
--------------------------- --------   ---------- --------------- -------------- ------------- ---------------



(1) Calculated by multiplying the number of underlying shares of common stock by the difference between the fair market value of the common stock as of December 31, 2004 and the exercise price of the option.

(2) Calculated by multiplying the number of shares acquired on exercise by the difference between the fair market value of the shares on the date of exercise and the exercise price.

                             DEFINED BENEFIT PLAN

Selective maintains a non-contributory retirement income plan ("Pension Plan") that benefits most employees, including the named executive officers. The Pension Plan was amended as of July 1, 2002, and provides for different calculations based on service with Selective as of that date.

                              PENSION PLAN TABLE I
            (EMPLOYEES WITH FIVE YEARS OF VESTING AS OF JULY 1, 2002
          WHOSE AGE + YEARS OF VESTING SERVICE EQUALED OR EXCEEDED 55)


                                                     Years of Service
        Remuneration         5          10          15          20          25          30          35
-------------------------------------------------------------------------------------------------------
             200,000    19,200      39,200      59,200      79,200      99,200     119,200     139,200
             225,000    21,600      44,100      66,600      89,100     111,600     134,100     156,600
             250,000    24,000      49,000      74,000      99,000     124,000     149,000     174,000
             275,000    26,400      53,900      81,400     108,900     136,400     163,900     191,400
             300,000    28,800      58,800      88,800     118,800     148,800     178,800     208,800
             325,000    31,200      63,700      96,200     128,700     161,200     193,700     226,200
             350,000    33,600      68,600     103,600     138,600     173,600     208,600     243,600
             375,000    36,000      73,500     111,000     148,500     186,000     223,500     261,000
             400,000    38,400      78,400     118,400     158,400     198,400     238,400     278,400
             425,000    40,800      83,300     125,800     168,300     210,800     253,300     295,800
             450,000    43,200      88,200     133,200     178,200     223,200     268,200     313,200
             475,000    45,600      93,100     140,600     188,100     235,600     283,100     330,600
             500,000    48,000      98,000     148,000     198,000     248,000     298,000     348,000
             525,000    50,400     102,900     155,400     207,900     260,400     312,900     365,400
             550,000    52,800     107,800     162,800     217,800     272,800     327,800     382,800
             575,000    55,200     112,700     170,200     227,700     285,200     342,700     400,200
             600,000    57,600     117,600     177,600     237,600     297,600     357,600     417,600
             625,000    60,000     122,500     185,000     247,500     310,000     372,500     435,000
             650,000    62,400     127,400     192,400     257,400     322,400     387,400     452,400
             675,000    64,800     132,300     199,800     267,300     334,800     402,300     469,800
             700,000    67,200     137,200     207,200     277,200     347,200     417,200     487,200
             725,000    69,600     142,100     214,600     287,100     359,600     432,100     504,600
             750,000    72,000     147,000     222,000     297,000     372,000     447,000     522,000
             775,000    74,400     151,900     229,400     306,900     384,400     461,900     539,400
             800,000    76,800     156,800     236,800     316,800     396,800     476,800     556,800

Pension Plan Table I illustrates annual pension benefits, including supplemental benefits, at normal retirement (age 65) for various years of credited service in the form of a single life annuity and prior to any offset for Social Security benefits for participants. Salary is the only compensation covered by the Pension Plan; Bonus and Other Annual Compensation is not covered by the Pension Plan.

The following table lists the average monthly compensation and estimated credited years of service for the named executive officers that qualify for the pension benefits depicted on Pension Plan Table I:


---------------------------------- ----------------------------------------- --------------------------------
                                         Average Monthly Compensation            Years of Service as of
Named Executive Officer                    as of December 31, 2004                  December 31, 2004
---------------------------------- ----------------------------------------- --------------------------------
Gregory E. Murphy                                   48,833                                 23
---------------------------------- ----------------------------------------- --------------------------------
Jamie Ochiltree III                                 26,144                                  9
---------------------------------- ----------------------------------------- --------------------------------
James W. Coleman, Jr.                               22,978                                 21
---------------------------------- ----------------------------------------- --------------------------------


Monthly Pension Plan benefits at normal retirement age are computed by adding two calculations. The first is the former plan calculation which provides for 2% of "average monthly compensation" (based on the monthly average of the member's salary for the 60 months out of the most recent 120 months of employment preceding the member's termination of employment for which the employee's salary is the highest) less 1 3/7% of a Social Security benefit multiplied by the number of years of benefit service through June 30, 2002 (up to a maximum of 35 years). The second calculation provides for 1.2% of average monthly compensation (as defined herein) multiplied by the number of years of benefit service after June 30, 2002.

                             PENSION PLAN TABLE II
         (EMPLOYEES HIRED BEFORE JULY 1, 2001 WHO, AS OF JULY 1, 2002,
          NEITHER (I) WERE AGE 50 AND HAD 5 YEARS OF VESTING SERVICE,
                   NOR (II) HAD 25 YEARS OF VESTING SERVICE)


                                                      Years of Service
         Remuneration         5          10          15          20          25          30          35
--------------------------------------------------------------------------------------------------------
              200,000    18,000      38,000      58,000      78,000      98,000     118,000     138,000
              225,000    20,250      42,750      65,250      87,750     110,250     132,750     155,250
              250,000    22,500      47,500      72,500      97,500     122,500     147,500     172,500
              275,000    24,750      52,250      79,750     107,250     134,750     162,250     189,750
              300,000    27,000      57,000      87,000     117,000     147,000     177,000     207,000
              325,000    29,250      61,750      94,250     126,750     159,250     191,750     224,250
              350,000    31,500      66,500     101,500     136,500     171,500     206,500     241,500
              375,000    33,750      71,250     108,750     146,250     183,750     221,250     258,750
              400,000    36,000      76,000     116,000     156,000     196,000     236,000     276,000
              425,000    38,250      80,750     123,250     165,750     208,250     250,750     293,250
              450,000    40,500      85,500     130,500     175,500     220,500     265,500     310,500
              475,000    42,750      90,250     137,750     185,250     232,750     280,250     327,750
              500,000    45,000      95,000     145,000     195,000     245,000     295,000     345,000
              525,000    47,250      99,750     152,250     204,750     257,250     309,750     362,250
              550,000    49,500     104,500     159,500     214,500     269,500     324,500     379,500
              575,000    51,750     109,250     166,750     224,250     281,750     339,250     396,750
              600,000    54,000     114,000     174,000     234,000     294,000     354,000     414,000
              625,000    56,250     118,750     181,250     243,750     306,250     368,750     431,250
              650,000    58,500     123,500     188,500     253,500     318,500     383,500     448,500
              675,000    60,750     128,250     195,750     263,250     330,750     398,250     465,750
              700,000    63,000     133,000     203,000     273,000     343,000     413,000     483,000
              725,000    65,250     137,750     210,250     282,750     355,250     427,750     500,250
              750,000    67,500     142,500     217,500     292,500     367,500     442,500     517,500
              775,000    69,750     147,250     224,750     302,250     379,750     457,250     534,750
              800,000    72,000     152,000     232,000     312,000     392,000     472,000     552,000


Pension Plan Table II illustrates annual pension benefits, including supplemental benefits, at normal retirement (age 65) for various years of credited service in the form of a single life annuity and prior to any offset for Social Security benefits for participants. Salary is the only compensation covered by the Pension Plan; Bonus and Other Annual Compensation is not covered by the Pension Plan.

The following table lists the average monthly compensation and estimated credited years of service for the named executive officers that qualify for the pension benefits depicted on Pension Plan Table II:

---------------------------------- ----------------------------------------- --------------------------------
                                         Average Monthly Compensation            Years of Service as of
Named Executive Officer                    as of December 31, 2004                  December 31, 2004
---------------------------------- ----------------------------------------- --------------------------------
Richard F. Connell                                  21,256                                  3
---------------------------------- ----------------------------------------- --------------------------------
Ronald J. Zaleski                                   22,659                                  4
---------------------------------- ----------------------------------------- --------------------------------


Monthly Pension Plan benefits at normal retirement age are computed by comparing two calculations and providing the benefit which is the greater of the two. The first is the former plan calculation which provides for 2% of "average monthly compensation" (based on the monthly average of the member's salary for the 60 months out of the most recent 120 months of employment preceding the member's termination of employment for which the employee's salary is the highest) less 1 3/7% of a Social Security benefit multiplied by the number of years of benefit service through June 30, 2002 (up to a maximum of 35 years). The second calculation provides for 1.2% of average monthly compensation (as defined herein) multiplied by all years of benefit service.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT,
                        AND CHANGE-IN-CONTROL AGREEMENTS

                             EMPLOYMENT AGREEMENTS
                             ---------------------

Messrs. Murphy, Ochiltree, Connell and Coleman have employment agreements with SICA, which contain similar terms and conditions. The agreement entered into between Mr. Murphy and SICA on August 1, 1995 was most recently amended on May 1, 2004 and is in effect until May 1, 2007. Pursuant to the terms of the agreement, Mr. Murphy receives an annual salary of not less than $700,000. The agreement entered into between Mr. Ochiltree and SICA on October 21, 1995 was most recently amended on May 1, 2004 and is in effect until May 1, 2007. Pursuant to the terms of the agreement, Mr. Ochiltree receives an annual salary of not less than $374,000. The agreement entered into between Mr. Connell and SICA on August 8, 2000 was most recently amended on March 1, 2003 and is in effect until March 1, 2006. Pursuant to the terms of the agreement, Mr. Connell receives an annual salary of not less than $300,000. The agreement entered into between Mr. Coleman and SICA on May 2, 1997 was most recently amended on March 1, 2003 and is in effect until March 1, 2006. Pursuant to the terms of the agreement, Mr. Coleman receives an annual salary of not less than $294,000. If any of these executive officers are not reelected to their current position, or are terminated without cause, he will be entitled to receive severance pay equal to his salary and certain benefits in effect at the time of his termination of employment for a period of two (2) years after the date of such termination, payable in monthly installments. If any of these executive officers is terminated for cause, he is entitled to receive that portion of his salary earned to the date of his termination and the benefits accrued to him under certain employee benefit plans to the date of such termination, to the extent that such benefits may be payable to him under the provisions of such plans in effect on the date of the termination of his employment. Selective has guaranteed SICA's performance of all its obligations under the employment agreements.
                             TERMINATION AGREEMENTS
                             ----------------------

Messrs. Murphy, Ochiltree, Connell, Coleman, and Zaleski have termination agreements with SICA pursuant to which payments will be made under certain circumstances following a Change in Control (as defined in the agreements) of Selective. Mr. Murphy's agreement is automatically renewable for successive one-year terms each August, unless prior written notice of non-renewal is given. Mr. Ochiltree's agreement is automatically renewable for successive one-year terms each October unless prior written notice of non-renewal is given. Mr. Connell's agreement is automatically renewable for successive one-year terms each August unless prior written notice of non-renewal is given. Mr. Coleman's agreement is automatically renewable for successive one-year terms each May unless prior written notice of non-renewal is given. The agreement for Mr. Zaleski is automatically renewable for successive one-year terms each September unless prior written notice of non-renewal is given. Each agreement provides that, in the event of a Change in Control of Selective, SICA will continue to employ the executive officer in the capacities in which he was serving immediately prior to the Change in Control for a period of three (3) years, commencing on the date on which the Change in Control shall have occurred, which term will be automatically renewed for successive one-year periods unless prior written notice is given. Each agreement provides that if the executive officer's employment is terminated as set forth in the agreement after a Change in Control occurs, other than (i) due to the executive officer's death or retirement, (ii) by SICA for Cause or Disability (as defined in the agreements), or (iii) by the executive officer other than for Good Reason (as defined in the agreements), the executive officer will be entitled to receive earned but unpaid base salary through the date of termination, as well as any incentive compensation benefits or awards that have been accrued, earned, or become payable but which have not been paid, and as severance pay in lieu of any further salary for periods subsequent to the date of termination, an amount in cash equal to his "annualized includible compensation for the base period" (as defined in Section 280G(d)(1) of the Internal Revenue Code, multiplied by a factor of 2.99, provided that if any of the payments or benefits provided for in the agreement, together with any other payments or benefits that the executive officer has the right to receive would constitute a "parachute payment" (as defined in Section 280G(b) of the Internal Revenue Code), Selective will pay to the executive officer on a net after-tax basis the greater of (i) the payments and benefits due to the executive officer reduced in order of priority and amount as executive officer shall elect, to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or (ii) payments and benefits due to the executive officer, plus an amount in cash equal to (x) the amount of such "excess parachute payments" multiplied by (y) twenty (20%) percent. Selective has guaranteed SICA's performance of all its obligations under the termination agreements.

                       COMPENSATION COMMITTEE INTERLOCKS
              AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

During 2004, the members of the Salary and Employee Benefits Committee were A. David Brown, Paul D. Bauer, William A. Dolan, II, C. Edward Herder, S. Griffin McClellan III, and J. Brian Thebault. None of these individuals:

     o Was employed in 2004 as an officer or an employee of Selective or one of its subsidiaries.
     o    Is formerly an officer of Selective or one of its subsidiaries.
     o Had any relationship with Selective other than service as a director or received compensation from Selective other than for Board of Directors service in 2004.

No Selective executive officer served as a member of the compensation committee of another entity, or as a director of another entity, one of whose executive officers served on the Salary and Employee Benefits Committee of Selective.


              REPORT OF THE SALARY AND EMPLOYEE BENEFITS COMMITTEE

Selective's Salary and Employee Benefits Committee ("SEBC") establishes general executive compensation policies and establishes the salaries and bonuses of Selective's executive officers, including the Chief Executive Officer. The SEBC decisions on executive compensation are subject to the approval of the Board of Directors, except for grants under certain of Selective's employee benefit plans, which the SEBC solely makes in order to satisfy the administration requirements of Rule 16b-3 under the Exchange Act, and Section 162(m) of the Internal Revenue Code. The Board of Directors did not modify any action or recommendation made by the SEBC with respect to executive compensation in 2004.

The following table summarizes the key policies, factors, and other compensation information that the SEBC used in determining executive compensation in 2004:


--------------------------------------------------------------------------------
Policies                      o    Provide competitive compensation packages
                                   to attract and retain qualified executives.
                              o    Reflect Selective's performance and the
                                   value created for Selective's stockholders.
                              o    Tie personal performance and contribution
                                   to Selective's operational and financial performance.
                              o    Support the short-term and long-term
                                   strategic goals and values of Selective and reward individual contribution to
                                   Selective's success.

--------------------------------------------------------------------------------
Executive Compensation        o    Annual base salary, tied to the SEBC's
Elements                           evaluation of personal executive performance,
                                   including managerial ability and development of personnel, the competitive marketplace for comparable executives, and internal alignment considerations.
                              o    Specifically, base salaries for Selective's
                                   executives are targeted to be lower than the median base salaries paid for similar positions at four groups of companies compared on labor, market/product, capital, and size.
                              o    Variable incentive awards tied to
                                   Selective's achievement of corporate
                                   operational and financial performance
                                   targets established at the beginning of the fiscal year and personal executive objectives also established at the beginning of the year.
                              o    Long-term, equity-based incentive awards of
                                   stock options (with or without tandem stock appreciation rights) and stock grants, tied to aligning the interests of executive officers with those of stockholders and ensuring that officers have an equity-stake management view.
                              o    In 2004, the CEO and each of the executive
                                   officers named in the summary compensation table met or exceeded the goals established for them at the beginning of the year. This achievement is reflected in the awards granted to them for 2004.

--------------------------------------------------------------------------------
CEO-Specific Compensation     Detailed performance evaluation that considered:
Elements                      o    The CEO's qualifications.
                              o    Level of experience brought to the position
                                   and gained while in the position.
                              o    Selective's performance implementing or
                                   completing critical projects or processes.
                              o    Selective's underwriting performance as
                                   measured by the statutory combined ratio
                                   relative to the industry.
                              o    The importance of the CEO's contribution to
                                   the achievement of Selective's strategic
                                   initiatives and financial performance.
                                   Specifically under Mr. Murphy's leadership
                                   in 2004, Selective achieved the following:
                                   o    Net premium written growth of 12%;
                                   o    Statutory combined ratio of 95.9%
                                        compared to 101.5% for 2003; and
                                   o    Operating earnings per share of $3.58
                                        compared to $1.94 in 2003.
                              o    Specific individual accomplishments.
--------------------------------------------------------------------------------
2004 Factors                  o    Successful completion of Strategic
                                   Initiatives aimed at:
                                   o    Personal and commercial lines price
                                        increases.
                                   o    Growth in commercial lines business.
                                   o    Growth in diversified insurance
                                        business.
                                   o    Technology initiatives for agent
                                        processing and commercial lines
                                        automated system.
                                   o    Expense reduction in claims handling.
                              o    Selective's financial performance compared
                                   to its performance in the prior year,
                                   including its combined ratio (both overall
                                   and by lines of insurance), return on
                                   equity, results of operations, and overall
                                   financial condition.
--------------------------------------------------------------------------------


In 2004, the SEBC retained an independent compensation consultant to provide advice on executive compensation matters, including the base salary and incentive compensation levels for executive officers. The consulting firm furnished the SEBC with compensation surveys and data for purposes of comparing Selective's executive compensation levels with those at companies within and outside the industry with which Selective competes for executive talent and is providing the SEBC with specific recommendations for maintaining Selective's executive compensation at a level competitive with the marketplace.

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year and is not under a stockholder approved plan. The limitation applies only to compensation which is not considered to be performance-based. The SEBC intends, to the extent practicable, to preserve deductibility under the Internal Revenue Code for compensation paid to its executive officers while maintaining compensation programs to attract and retain highly qualified executives in a competitive environment. For the first time in Selective's history, non-performance based compensation paid to a Selective executive officer in 2004 exceeded the $1 million limit. Consequently, the SEBC has decided to propose the Cash Incentive Plan for stockholder approval.



         Submitted by the Salary and Employee Benefits Committee of Selective's Board of Directors

                                                    A. David Brown, Chairman
                                                    Paul D. Bauer
                                                    C. Edward Herder
                                                    J. Brian Thebault

                               Performance Graph

The following chart, produced by Research Data Group, Inc., depicts Selective's performance for the period beginning January 1, 1999 and ending December 31, 2004, as measured by total stockholder return on the common stock compared with the total return of the NASDAQ Stock Market (U.S.) Index and the NASDAQ Fire, Marine and Casualty Index in SIC Major Group 633 (SIC 6330-6339 U.S. fire, marine and casualty insurance). Upon request, Selective will furnish stockholders a list of the component companies of such indexes.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
  AMONG SELECTIVE INSURANCE GROUP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND PEER GROUP


                              [LINE GRAPH OMITTED]

                                                                          Cumulative Total Return
                                           -------------------------------------------------------------------------
                                                  12/99       12/00       12/01       12/02      12/03       12/04



SELECTIVE INSURANCE GROUP, INC.                  100.00      145.92      134.06      159.17     209.34      291.65
NASDAQ STOCK MARKET (U.S.)                       100.00       60.09       45.44       26.36      38.55       40.87
PEER GROUP                                       100.00      125.35      133.62      135.85     160.94      198.61

* $100 invested on 12/31/99 in stock or index-including reinvestment of dividends.
  Fiscal year ending December 31.

Notwithstanding anything to the contrary set forth in any of Selective's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings made by Selective under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and Selective's Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by Selective under those statutes.

                          INFORMATION ABOUT PROPOSAL 2
    Approval of the Selective Insurance Group, Inc. 2005 Omnibus Stock Plan

Selective's stockholders are being asked to approve the 2005 Omnibus Stock Plan ("Stock Plan"). The purpose of the Stock Plan is to attract and retain employees and nonemployee directors of Selective, to motivate them to achieve Selective's long-term goals, and to further align their interests with those of the Selective's stockholders. Under rules of NASDAQ, the Stock Plan must be approved by Selective's stockholders in order to have effect.

Upon approval of the Stock Plan, no further grants will be made under the Selective Insurance Stock Option Plan III, the Selective Insurance Group, Inc. Stock Option Plan for Directors, or the Selective Insurance Group, Inc. Stock Compensation Plan for Nonemployee Directors, as amended (each a "Prior Plan"), but awards outstanding under the Prior Plans as of the date of stockholder approval (each a "Prior Plan Award") will continue in effect according to the terms of the applicable Prior Plan and any applicable agreements evidencing such Prior Plan Awards. If stockholders do not approve the Stock Plan, the Stock Plan will have no effect and awards may continue to be granted under the Prior Plans.

In designing the Stock Plan, the Board of Directors was guided by current best practices that seek to identify specific performance metrics that are most closely tied to achievement of Selective's growth and profitability goals as well as enhancement of shareholder value. The Stock Plan is designed to work with other elements of Selective's compensation program, including the Cash Incentive Plan subject to stockholder approval in Proposal 3, to appropriately motivate and compensate executives and employees. Under the Stock Plan, vesting and payment of certain of the awards may be directly linked to the achievement of these specific performance metrics (outlined in the table below).

The introduction of this Stock Plan supports Selective's ongoing goals of attaining greater levels of administrative efficiency and simplification by combining the three (3) existing stock-based compensation plans into a unified omnibus Stock Plan.

In order to address any issues that stockholders may have regarding the number of shares that Selective would be able to grant subject to awards under the Stock Plan, Selective's Board of Directors has determined that the average annual number of shares that may be granted subject to awards during the three
(3) fiscal years commencing January 1, 2005, under the Stock Plan shall not be greater than two (2%) percent of the average annual number of outstanding shares during such three (3) fiscal years. The calculation shall be made as follows:

o Average annual number of shares granted = (A + B + C) / 3 expressed as a percentage, where A = the number of common shares granted subject to awards under the Stock Plans for fiscal year 2005; B = the number of common shares granted under the Stock Plans for fiscal year 2006; and C = the number of common shares granted under the Stock Plans for fiscal year 2007.

o The number of shares granted subject to awards under the Stock Plan for each fiscal year = X / Y expressed as a percentage, where X = the sum of the number of common shares granted subject to awards during the fiscal year pursuant to stock options, stock appreciation rights, restricted stock, phantom stock, stock bonus, other stock-based awards, actual performance shares delivered pursuant to long-term incentive plan awards, and earned deferred shares to employees and directors (if not otherwise included in one of the previously listed types of awards whether in the same or a previous year); and Y = the number of common shares of Selective outstanding at the end of the fiscal year or, in the case of the 2007 fiscal year, the number of common shares that Selective believes will be outstanding at the end of such fiscal year.

o Each award other than options and stock appreciation rights will count as equivalent to two (2) options, as Selective's stock price volatility as of the date hereof is between 25% and 52%.

The following table provides a summary of the Stock Plan, which is qualified in its entirety by the text of the Stock Plan, a copy of which is attached to this Proxy Statement as Appendix A.

-------------------------------------------------------------------------------
Plan Administrator   o  The Salary and Employee Benefits Committee ("SEBC") as
                        to employees and executive officers. The Corporate
                        Governance and Nominating Committee ("CGNC") as to
                        nonemployee directors.
-------------------------------------------------------------------------------
Authority of Plan    o  Grant awards under the Stock Plan;
Administrator        o  Determine the persons to whom and the time or times at
                        which awards will be granted;
                     o  Determine the type and number of awards to be granted,
                        the number of shares to which an award may relate and
                        the terms, conditions, restrictions, and performance
                        criteria relating to any award;
                     o  Determine whether, to what extent, and under what
                        circumstances an award may be settled, cancelled,
                        forfeited, exchanged, or surrendered;
                     o  Construe and interpret the Stock Plan and any award
                        under the Stock Plan;
                     o  Prescribe, amend, and rescind rules and regulations
                        relating to the Stock Plan;
                     o  Determine the terms and provisions of the agreements
                        evidencing awards under the Stock Plan; and
                     o  Make all other determinations deemed necessary or
                        advisable for the administration of the Stock Plan,
                        including:
                        o  Accelerate the date on which any option or stock
                           appreciation right granted under the Stock Plan becomes exercisable;
                        o  Waive or amend the operation of Stock Plan
                           provisions with respect to exercise after
                           termination of employment (provided that the term of an option or stock appreciation right may not be extended beyond ten (10) years from the date of grant);
                        o Accelerate the vesting date, or waive any condition
                           imposed under the Stock Plan, with respect to any share of restricted stock, phantom stock, stock bonus, or other award; and
                     o  Otherwise adjust any of the terms applicable to any
                        such award in a manner consistent with the terms of the
                        Stock Plan.
-------------------------------------------------------------------------------
Term of Plan         o  Ten (10) years from the date of stockholder approval.
-------------------------------------------------------------------------------
Eligibility          o  Employees, officers, and nonemployee directors of
                        Selective or any of its affiliates. Approximately 955
                        employees and 11 nonemployee directors are currently
                        eligible to participate in the Stock Plan.
-------------------------------------------------------------------------------
Shares Reserved for  o  Maximum number of common shares reserved for issuance
Issuance                is 1,760,000 (any or all of which may be granted
                        pursuant to options, including incentive stock
                        options), with adjustments based on stock splits,
                        dividends, recapitalizations, and other changes or
                        transactions. The shares may be authorized but unissued
                        Selective common stock or authorized and issued
                        Selective common stock held in Selective's treasury. Of
                        the 1,760,000 shares (subject to adjustment) that may
                        be delivered under the Stock Plan, 1,359,208 shares
                        previously reserved under the Prior Plans would be
                        available for delivery under the Stock Plan.
                     o  Maximum number of shares subject to awards that can be
                        awarded to one (1) participant in any year is 100,000,
                        subject to adjustments based on stock splits,
                        dividends, recapitalizations and other changes or
                        transactions.
                     o  Shares forfeited, cancelled, exchanged, surrendered, or not distributed are returned as shares available for
                        future award.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Types of Awards      o  Stock Options (including "incentive stock options"
                        within the meaning of Section 422 of the Internal
                        Revenue Code); provided that (i) the per shares
                        exercise price of each option may not be less than 100%
                        of the fair market value of a share of Selective common
                        stock on the date of grant, and (ii) the term of any
                        option may not exceed ten (10) years;
                     o  Stock appreciation rights, which are the rights to
                        receive, upon exercise, the amount in shares of
                        Selective common stock, as described in the Stock Plan,
                        may be granted either at the time of grant or, with
                        respect to a nonqualified stock option, at any time
                        thereafter during the term of the option, or may be
                        granted unrelated to an option, in which case the term
                        of the right may not exceed ten (10) years.
                     o  Restricted stock;
                     o  Phantom stock, which is an award of the right to
                        receive shares of Selective common stock, plus an
                        amount in cash equal to the aggregate cash dividends
                        paid with respect to such shares, at a future date;
                     o  Stock bonuses; or
                     o  Other stock-based awards.
-------------------------------------------------------------------------------
Vesting Performance  o  The SEBC and CGNC may determine that vesting or payment
Goals Measured as       of an award under the Stock Plan will be subject to the
appropriate in GAAP     attainment of one or more performance goals with
or Statutory            respect to a fiscal year, including any of the
Accounting Principles   following:
                        o  Return on total stockholder equity;
                        o  Earnings per share or book value per share of
                           Selective's stock;
                        o  Net income (before or after taxes);
                        o  Earnings before all or any interest, taxes,
                           depreciation, and/or amortization;
                        o  Return on assets, capital, or investment;
                        o  Market share;
                        o  Cost reduction goals;
                        o  Earnings from continuing operations;
                        o  Levels of expense, costs, or liabilities;
                        o  Department, division, or business unit level
                           performance;
                        o  Operating profit;
                        o  Sales or revenues;
                        o  Stock price appreciation;
                        o  Total stockholder return;
                        o  Growth in net premiums written;
                        o  Combined ratios;
                        o  Implementation or completion of critical projects or
                           processes;
                        o  Except in the case of a "covered employee" (as
                           defined by the Cash Incentive Plan), any other performance criteria established by the SEBC or CGNC; or
                        o  Any combination of the foregoing.
-------------------------------------------------------------------------------
Nonemployee Director o  Nonemployee directors receive their annual fees in (i)
Fees and Deferrals      shares of Selective common stock, or (ii) at their
                        election, in a combination of shares of Selective
                        common stock and cash (but in no event more than 50% of
                        which compensation may be paid in the form of cash.)
                     o  Annual fees, which are recommended by the CGNC and
                        ratified by the Board of Directors, are paid quarterly
                        on January 1, April 1, July 1, and October 1 of each
                        year. The number of Selective common shares issued on
                        each quarterly date is calculated by dividing
                        one-fourth (1/4) of the annual fee by the fair market
                        value of Selective's common shares on the quarterly
                        date.
                     o  Deferral of the receipt of annual fees and shares of
                        Selective common stock and accrued interest and
                        dividends to a specified future date, the attainment of
                        age 70, termination, or retirement may be elected on or
                        before December 20 of the prior year.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Automatic            o  3,000 options (referred to as an "automatic director
Nonemployee             options") automatically granted annually to nonemployee
Director Options        directors on March 1 (or if March 1 is on a Saturday or
                        Sunday, the following business day).
                     o  Exercise price is the fair market value of Selective
                        common stock on the grant date.
                     o  Vests entirely on the first (1st) anniversary of the
                        grant date.
                     o  Unless otherwise determined by the CGNC, all of a
                        nonemployee director's unvested automatic director
                        options will become fully vested and exercisable upon
                        his or her ceasing to be a member of the Board for any
                        reason other than cause (as defined by the Stock Plan),
                        and in the event of such a cessation for cause, all of
                        the nonemployee director's unvested automatic director
                        options will be terminated at the time of such
                        cessation.
                     o  Options expire on tenth (10th) anniversary of the
                        grant.
-------------------------------------------------------------------------------
Termination of       o  Unless otherwise provided by the SEBC or CGNC, upon
Employment or           termination for any reason other than cause (as defined
Service                 by the Stock Plan), death or disability, the grantee
                        will have one (1) year to exercise all vested
                        nonqualified options and stock appreciation rights, and
                        ninety (90) days to exercise incentive stock options
                     o  Unless otherwise provided by the SEBC or CGNC, upon
                        termination due to death or disability, the grantee
                        will have one (1) year to exercise all vested options
                        and stock appreciation rights.
                     o  Upon a termination for cause, all options and stock
                        appreciation rights, whether or not vested will be
                        forfeited.
                     o  Except as provided above with respect to automatic
                        director options, any unvested options and stock
                        appreciation rights will be forfeited upon any
                        termination of grantee's employment with or service to
                        Selective, its affiliates or related entities.
                     o  Upon termination for death, disability, or retirement
                        (as defined in the grantee's agreement) any unvested
                        shares of restricted stock will become fully vested.
                     o  Unless otherwise provided by the SEBC or CGNC, upon
                        termination for any reason other than death,
                        disability, or retirement (as defined in the grantee's
                        agreement), any unvested shares of restricted stock
                        will be forfeited.
                     o  Unless otherwise provided by the SEBC or CGNC, upon
                        termination for any reason all shares of phantom stock
                        will be forfeited.
-------------------------------------------------------------------------------
Change               o  All unvested awards vest and become fully vested and
in Control              exercisable on change in control date.
-------------------------------------------------------------------------------
Award                o  Unless otherwise determined by the SEBC or CGNC, only
Transferability         by will or the laws of descent and distribution.
-------------------------------------------------------------------------------
Amendment or         o  The Stock Plan may, at any time, be terminated,
Termination of the      revised, or amended in any respect whatsoever;
Stock Plan              provided, that (i) approval by Selective's stockholders
                        will be required for any such amendment if and to the
                        extent such approval is required in order to comply
                        with applicable law or stock exchange listing
                        requirement, and (ii) no such action may reduce the a
                        grantee's rights under an outstanding award without the
                        grantee's consent.
-------------------------------------------------------------------------------

Federal Income Tax   o  The following summarizes certain current U.S. federal
Consequences of the     income tax laws and regulations generally applicable to
Stock Plan              approved awards pursuant to the Stock Plan, all of
                        which are subject to change (possibly with retroactive
                        effect) and does not address any tax considerations
                        under Section 409A of the Internal Revenue Code, or the
                        laws of any local, state, or foreign jurisdiction. This
                        summary does not purport to be complete.
                        o  Incentive Stock Options.
                           o  Not taxable income upon grant.
                           o Amounts received in excess of the exercise price from the sale of shares received ("Option Shares") that are held shorter than one (1) year from receipt or two (2) years from the option grant ("Disqualifying Disposition") are treated as ordinary income in the year of disposition and Selective is entitled to deduct the same amount as compensation expense.
                           o Amounts received from the sale of Option Shares in a transaction that is not a Disqualifying Disposition are treated as capital gain or loss, with the basis being the exercise price. The amount by which the fair market value of the Option Shares exceeds the exercise price, however, will constitute an item that increases the participant's "alternative minimum taxable income."
                           o An incentive stock option generally will not be treated as an incentive stock option if it is exercised more than three (3) months following termination of employment; in which case the option will be treated as a nonqualified stock option.
                        o  Nonqualified Stock Options.
                           o  Not taxable income upon grant.
                           o Amounts in excess of the exercise price at the time of exercise are treated as ordinary income and Selective is entitled to deduct the same amount as compensation expense.
                           o Amounts received from the sale of Option Shares following exercise are treated as capital gain or loss, with the basis being the exercise price plus the ordinary income incurred upon exercise.
                        o  Restricted Stock.
                           o  Generally, not taxable income upon grant.
                           o Ordinary income is recognized on the date the restrictions are removed in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares, at which time Selective is entitled to deduct the same amount as compensation expense.
                           o An Internal Revenue Code Section 83(b) election may be made within thirty (30) days of receipt to recognize ordinary income in an amount equal to the fair market value on the grant date; but the holder will not be allowed a deduction for shares subsequently forfeited or returned. Amounts received from the subsequent sale of the restricted stock are treated as capital gain or loss, with the basis being the amount paid by the holder for the restricted stock, if any, plus the amount included in the income by the holder of the award as a result of the Internal Revenue Code 83(b) election.
                        o  Other Types of Awards.
                           o  Not taxable income upon grant of a stock
                              appreciation right.
                           o Upon settlement of such a right or the payment of a phantom stock award, a stock bonus award, or any other stock-based award, ordinary income is recognized in the aggregate value of the payment received, and Selective is entitled to a deduction the same amount as compensation expense.
-------------------------------------------------------------------------------

                               NEW PLAN BENEFITS

There have been no awards granted under the Stock Plan to date. Because benefits under the Stock Plan other than with respect to automatic director options will be granted at the sole discretion of the SEBC or will depend on elections made by nonemployee directors, Selective cannot determine at this time the benefits that will be received by executive officers and other employees and nonemployee directors if the Stock Plan is approved by the stockholders. If the Stock Plan is approved by stockholders, each nonemployee director automatically receives an automatic director option to purchase 3,000 shares of Selective common stock on March 1 (or if March 1 is on a Saturday or Sunday, the following business day) of each year.

                          INFORMATION ABOUT PROPOSAL 3
      Approval of the Selective Insurance Group, Inc. Cash Incentive Plan

Selective's stockholders are being asked to approve the Cash Incentive Plan ("Cash Plan"). The purposes of the Cash Plan are to (i) provide Selective with an effective vehicle to assist in attracting, retaining, and motivating its employees; (ii) reinforce corporate, organizational, and business development goals; and (iii) promote year-to-year and long-range financial and other business objectives by rewarding the performance of officers and other employees in fulfilling their individual responsibilities for achieving these year-to-year and long-range objectives. Internal Revenue Code Section 162(m) precludes Selective from taking a deduction for compensation for federal income tax purposes in excess of $1 million paid to any named executive officer. Certain qualified performance-based compensation is excluded from this limitation. Compensation to be paid under the Cash Plan will be excluded from the Section 162(m) limitation if the Cash Plan is approved by our stockholders.

In designing the Cash Plan, the Board of Directors was guided by current best practices that seek to identify specific performance metrics that are most closely tied to achievement of Selective's growth and profitability goals as well as enhancement of shareholder value. The Cash Plan is designed to work with other elements of Selective's compensation program, including the Stock Plan subject to stockholder approval in Proposal 2, to appropriately motivate and compensate executives and employees consistent with the identified performance metrics. Under the Cash Plan, vesting and payment of certain of the awards may be directly linked to the achievement of these specific performance metrics (outlined in the table below).

The following table provides a summary of the Cash Plan, which is qualified in its entirety by the text of the Cash Plan, a copy of which is attached to this Proxy Statement as Appendix B.

-------------------------------------------------------------------------------
Cash Plan Administrator         o  The Salary and Employee Benefits Committee
                                   ("SEBC") is the Cash Plan Administrator.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Administrator's Authority       o  Grant awards;
                                o  Determine the persons to whom and the time
                                   or times at which awards will be granted;
                                o  Determine the terms, conditions,
                                   restrictions, and performance criteria,
                                   including performance goals, and the length
                                   of the performance period (which will be no
                                   less than one (1) year), relating to any
                                   award;
                                o  Determine whether, to what extent, and under
                                   what circumstances an award may be settled,
                                   cancelled, forfeited, or surrendered;
                                o  Make adjustments in the performance goals in
                                   recognition of unusual or non-recurring
                                   events affecting Selective or the financial
                                   statements of Selective, or in response to
                                   changes in applicable laws, regulations, or
                                   accounting principles, or for any other
                                   reason;
                                o  Construe and interpret the Cash Plan and any
                                   award;
                                o  Prescribe, amend, and rescind rules and
                                   regulations relating to the Cash Plan;
                                o  Determine the terms and provisions of any
                                   award;
                                o  Make all other determinations deemed
                                   necessary or advisable for the
                                   administration of the Cash Plan;
                                o  Delegate to one or more of its members or to
                                   one or more agents such administrative
                                   duties as it may deem advisable; and
                                o  Employ one or more persons to render advice
                                   with respect to any responsibility the SEBC
                                   or delegated party may have under the Cash
                                   Plan.
-------------------------------------------------------------------------------
Eligibility                     o  Officers and other employees of Selective
                                   and its subsidiaries in the sole discretion
                                   of the SEBC. Approximately 1,659 employees
                                   are currently eligible to participate in the
                                   Cash Plan.
-------------------------------------------------------------------------------
Type of Awards                  o  Cash, paid before March 15 of the year
                                   following the tax year when the payments
                                   become earned and payable.
-------------------------------------------------------------------------------
Performance Goals for Award     o  Return on total stockholder equity;
(Measured as appropriate in     o  Earnings per share or book value per share
GAAP or Statutory Accounting       of Selective's stock;
Principles)                     o  Net income (before or after taxes);
                                o  Earnings before all or any interest, taxes,
                                   depreciation, and/or amortization;
                                o  Return on assets, capital, or investment;
                                o  Market share;
                                o  Cost reduction goals;
                                o  Earnings from continuing operations;
                                o  Levels of expense, costs, or liabilities;
                                o  Department, division, or business unit level
                                   performance;
                                o  Operating profit;
                                o  Sales or revenues;
                                o  Stock price appreciation;
                                o  Total stockholder return;
                                o  Growth in net premiums written;
                                o  Combined ratios;
                                o  Implementation or completion of critical
                                   projects or processes;
                                o  Except in the case of a "covered employee"
                                   (as defined in the Cash Plan), any other
                                   performance criteria established by the
                                   SEBC; or
                                o  Any combination of the foregoing.
-------------------------------------------------------------------------------
Maximum Annual Award Amount     o  No participant may receive payments under
                                   the Cash Plan for any performance period in an amount of no more than the product of (x)
                                   $7.5 million and (y) the number of full and partial years of the performance period.

-------------------------------------------------------------------------------
Reduction of Awards             o  The SEBC may reduce or eliminate any award
                                   under the Cash Plan, but in no event may the
                                   SEBC increase the amount of an award payable
                                   to a "covered employee" (as defined in the
                                   Cash Plan) over such amount payable based on
                                   the objective criteria established at the
                                   outset of the fiscal year for which the
                                   award is made.
-------------------------------------------------------------------------------
Employment Requirements         o  Must be employed by Selective or one of its
                                   subsidiaries as of the payment date
                                   established for awards relating to the
                                   fiscal year for which payment is to be made;
                                   provided that, if the participant's
                                   employment is terminated prior to such
                                   payment date by reason of death, retirement
                                   on or after "normal retirement age" or
                                   "total disability" as such terms are defined
                                   in SICA's Retirement Income Plan, or for any
                                   other reason with the express consent of the
                                   SEBC, the SEBC, in its sole discretion, may
                                   provide for an award payment to the
                                   participant or, if applicable, the
                                   participant's designated beneficiary.
-------------------------------------------------------------------------------
Award Transferability           o  Only by will or the laws of descent and
                                   distribution.
-------------------------------------------------------------------------------
Plan Amendment or Termination   o  At any time by the SEBC or Board of
                                   Directors; provided that, (i) no amendment
                                   that requires stockholder approval in order
                                   for the Cash Plan to continue to comply with
                                   Internal Revenue Code Section 162(m) will be
                                   effective unless approved by the requisite
                                   vote of the stockholders of Selective, and
                                   (ii) no amendment may adversely affect any
                                   of the rights of any participant, without
                                   such participant's consent, under any award
                                   previously granted under the Cash Plan.
-------------------------------------------------------------------------------

                               NEW PLAN BENEFITS

There have been no awards granted under the Cash Plan to date. Because benefits under the Cash Plan will be granted at the sole discretion of the Salary and Employee Benefits Committee, Selective cannot determine at this time the benefits that will be received by executive officers and other employees if the Cash Plan is approved by the stockholders. Nonemployee directors are not eligible to participate in the Cash Plan.


Though the Salary and Employee Benefits Committee has established the performance goals with respect to the 2005 plan year, there have been no cash award payments made under the Cash Plan to date. As the payments under the Cash Plan are based on achievement of performance goals in 2005, the amounts that will be paid under the Cash Plan to any participant in 2006 is not yet determinable. However, the following table shows the range of amounts that would be payable with respect to the 2005 plan year in 2006 to the named executive officers and employee directors of Selective, if the Salary and Employee Benefits Committee does not exercise its discretion to reduce or eliminate the awards. Such range spans from (i) the amount that would be payable if the minimum level of achievement of the performance goals is not attained to (ii) the amount that would be payable if the performance goals are fully achieved. Nonemployee directors are not eligible to participate in the Cash Plan.

-------------------------------------------------------------------------------
            Name and Position                                 Dollar Amount ($)
-------------------------------------------------------------------------------
Gregory E. Murphy
Chairman, President & Chief Executive Officer                 $0 - $1,575,000
-------------------------------------------------------------------------------
Jamie Ochiltree III
Senior Executive Vice President                                $0 - $546,000
-------------------------------------------------------------------------------
Richard F. Connell
Executive Vice President & Chief Information Officer           $0 - 490,000
-------------------------------------------------------------------------------
James W. Coleman, Jr.
Executive Vice President                                       $0 - $470,400
-------------------------------------------------------------------------------
Ronald J. Zaleski
Executive Vice President & Chief Actuary                       $0 - 466,200
-------------------------------------------------------------------------------
Current executive officers as a group                         $0 - 5,204,080
-------------------------------------------------------------------------------
Current directors who are not executive officers as a group          0
-------------------------------------------------------------------------------
Non-executive officer employees as a group                   $0 - $32,585,613
-------------------------------------------------------------------------------

                          INFORMATION ABOUT PROPOSAL 4
                         Ratification of Appointment of
                         Independent Public Accountants

The Audit Committee has appointed KPMG LLP to act as Selective's independent public accountants for the fiscal year ending December 31, 2005. The Board of Directors has approved the appointment and has directed that such appointment be submitted to Selective's stockholders for ratification at the 2005 Annual Meeting.

Stockholder ratification of the appointment of KPMG LLP as Selective's independent public accountants is not required. The Board of Directors, however, is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain KPMG LLP or another firm. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different auditing firm at any time during the 2005 fiscal year if the Board determines that such a change would be in the best interests of Selective and its stockholders.

Representatives of KPMG LLP are expected to be present at the 2005 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                             Audit Committee Report

The Audit Committee oversees Selective's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for overseeing preparation of the financial statements and the overall reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has periodically met with and held discussions with management and the independent public accountants. The Audit Committee reviewed the audited financial statements for the year ended December 31, 2004, included in the Annual Report with management. Management represented to the Audit Committee that (i) the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and (ii) management had reviewed Selective's disclosure controls and procedures and believes those controls are effective.

The Audit Committee discussed with KPMG LLP, Selective's independent public accountants, matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as may be modified or supplemented. In addition, the Audit Committee has discussed with the independent public accountants the public accountants' independence from management and Selective, including the matters in the written disclosures delivered to the Audit Committee and required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of KPMG LLP as Selective's independent public accountants.


       Submitted by the Audit Committee of Selective's Board of Directors

                                              Joan M. Lamm-Tennant, Chairperson
                                              Paul D. Bauer
                                              S. Griffin McClellan III
                                              John F. Rockart
                                              J. Brian Thebault


                     Fees of Independent Public Accountants

KPMG LLP, Selective's independent public accountants, provided services in the following categories and amounts in 2004 and 2003:

       Category                               2004               2003
       Audit Fees(1)                        $1,263,850           $646,000
       Audit-Related Fees(2)                   $88,750           $151,000
       Tax Fees                                     $0                 $0
       All Other Fees                               $0                 $0
       TOTAL                                $1,352,600           $797,000

(1) The increase in Audit Fees in 2004 over 2003 was primarily related to work required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2) Audit-Related Fees for 2003 and 2004 consisted primarily of the independent actuarial review and reserve opinion. The Audit Related Fees for 2003 also include audits of the employee benefit plans.

The Audit Committee has a Pre-Approval Policy that requires pre-approval of audit and audit-related services on an annual basis and authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. In 2004, the Audit Committee pre-approved all audit and audit-related services and concluded that KPMG LLP's provision of such services was compatible with the maintenance of KPMG LLP's independence in the conduct of its auditing functions. KPMG LLP provided no tax services or non-audit related services in 2004. Any such future services also would require Audit Committee pre-approval on an individual engagement basis.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

                     Proposals for Inclusion in 2006 Proxy

From time to time, stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under the rules of the Securities and Exchange Commission (Rule 14a-8 under the Exchange Act), stockholder proposals to be included in the proxy statement for the 2006 annual meeting to be held on or about April 26, 2006, must be received by Selective's Corporate Secretary at 40 Wantage Avenue, Branchville, NJ 07890 no later than December 7, 2005.

                        Other Proposals and Nominations

A stockholder who otherwise intends to present business at Selective's 2006 annual meeting must comply with Selective's By-laws, which state, among other things, that to properly bring business before an annual meeting, a stockholder must deliver notice to the Secretary of the Company in proper written form not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting. Thus, a notice of a stockholder proposal for the 2006 annual meeting, submitted other than pursuant to Rule 14a-8 of the Exchange Act, will be untimely if received by the Secretary before December 28, 2005 or after January 27, 2006.

Under Section 3B of Selective's By-laws, stockholders may (i) present proposals that are proper subjects for consideration at an annual meeting, which proposals are not submitted for inclusion in the proxy statement for such annual meeting pursuant to Rule 14a-8 of the Exchange Act, or (ii) nominate a person for election to our Board of Directors at the annual meeting. On written request to Selective's Corporate Secretary at 40 Wantage Avenue, Branchville, NJ 07890, stockholders of record may receive a free copy of Selective's By-laws. Procedures in the By-laws are separate and distinct from those required by the Securities and Exchange Commission.

Selective's By-laws require that the stockholder provide the following information in writing regarding any proposal:
     o  the business proposed to be brought before the annual meeting;
     o  the reasons for conducting the business at the annual meeting;
     o  any material interest of the stockholder in the business;
     o  the beneficial owner, if any, on whose behalf the proposal is made;
     o the name and address of the stockholder giving the notice, as they appear on our books, and of the beneficial owner of those shares; and
     o the class and number of shares which are owned beneficially and of record by the stockholder and the beneficial owner.

Selective's By-laws require that the stockholder to provide the following information in writing regarding any nomination for director:
     o all information relating to each person whom the stockholder proposes to nominate for election as a director as would be required to be disclosed in a solicitation of proxies for the election of such person as a director pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if so elected);
     o the name and address of the stockholder giving the notice, as they appear on our books, and of the beneficial owner of those shares; and
     o the class and number of shares which are owned beneficially and of record by the stockholder and the beneficial owner.

                    STOCKHOLDER COMMUNICATION WITH THE BOARD

Stockholders so desiring may send communications to the Board of Directors or individual directors by writing to Selective's Corporate Secretary, Selective Insurance Group, Inc., 40 Wantage Avenue, Branchville, NJ 07890 or by e-mail, corporate.governance@selective.com. The Board has instructed the Corporate Secretary to use discretion in forwarding unsolicited advertisements, invitations to conferences, or other promotional material.

                                * * * * * * * *

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO PROMPTLY VOTE YOUR SHARES BY (1) CALLING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, (2) ACCESSING THE INTERNET VIA THE WEBSITE LISTED ON THE PROXY CARD, OR
(3) COMPLETING, DATING, AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors:


/s/ Michele N. Schumacher

Michele N. Schumacher
Vice President, Corporate Secretary & Corporate Governance Officer

April 6, 2005
Branchville, New Jersey


                      DOCUMENTS INCORPORATED BY REFERENCE

Information regarding Executive Officers is incorporated by reference to Selective's Annual Report on Form 10-K in the item in Part I captioned "Executive Officers of the Registrant."

                                                                      APPENDIX A
                                                                      ----------



                        SELECTIVE INSURANCE GROUP, INC.
                            2005 OMNIBUS STOCK PLAN

1.   Purpose; Establishment.

The Selective Insurance Group Inc. 2005 Omnibus Stock Plan (the "Plan") is intended to attract and retain employees and non-employee directors of the Company, to motivate them to achieve long-term Company goals and to further align their interests with those of the Company's stockholders. The Plan was adopted and approved by the Board effective as of April 1, 2005, subject to approval by the stockholders of the Company. Upon stockholder approval of the Plan, no further grants shall be made under the Selective Insurance Stock Option Plan III, the Selective Insurance Group, Inc. Stock Option Plan for Directors or the Selective Insurance Group, Inc. Stock Compensation Plan for Nonemployee Directors, as Amended (each a "Prior Plan"), but awards outstanding under the Prior Plans as of the date of such stockholder approval (each a "Prior Plan Award") shall continue in effect according to the terms of the applicable Prior Plan and any applicable agreements evidencing such Prior Plan Awards.

2.   Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Administrative Actions" shall have the meaning set forth in Section 4(b) hereof.

     (b)  "Affiliate" means any entity if, at the time of granting of an Award
          (1) the Company, directly or indirectly, owns at least 80% of the combined voting power of all classes of stock of such entity or at least 80% of the ownership interests in such entity or (2) such entity, directly or indirectly, owns at least 80% of the combined voting power of all classes of stock of the Company.

     (c) "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award or a notice of an Award delivered to a Participant by the Company in hard copy paper form, electronically via the Internet or through other electronic means.

     (d)  "Automatic Director Option" shall have the meaning set forth in
          Section 13(a) hereof.

     (e) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Phantom Stock, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

     (f)  "Board" shall mean the Board of Directors of the Company.

     (g) "Cause" shall mean, unless otherwise defined in the Participant's Agreement, employment agreement, or other written agreement describing the Participant's terms of employment with the Company or its Affiliates, termination of the Participant's employment or service by the Company or its Affiliates if, in the reasonable determination of the Company or its applicable Affiliate, the Participant (i) engages in conduct that violates written policies of the Company, (ii) fails to perform the essential functions of his or her job (except for a failure resulting from a bona fide illness or incapacity), (iii) fails to carry out the Company's reasonable directions, issued through its Chief Executive Officer, the Board, other appropriate senior employee responsible for the Participant's business unit or area, or the Participant's supervisor, (iv) engages in embezzlement, misappropriation of corporate funds, any act of fraud, dishonesty or self-dealing, or the commission of a felony or any significant violation of any statutory or common law duty of loyalty to the Company, (v) commits an act or omission that could adversely and materially affect the Company's business or reputation or involves moral turpitude, or (vi) breaches a material provision of this Plan or the Agreement evidencing an Award.

     (h) "Change in Control" shall mean the first occurrence of an event of a nature that would be required to be reported in response to Item 5.01 of a Current Report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; provided, however, that a Change in Control shall, in any event, conclusively be deemed to have occurred upon the first to occur of any one of the following events:

          (i) The acquisition by an person or group, including, without limitation, any current stockholder or stockholders of the Company, of securities of the Company resulting in such person or group owning, of record or beneficially, 25 percent or more of any class of voting securities of the Company;

          (ii) The acquisition by an person or group, including, without limitation, any current stockholder or stockholders of the Company, of securities of the Company resulting in such persons or groups owning, of record or beneficially, 20 percent or more, but less than 25 percent, of any class of voting securities of the Company, if the Board adopts a resolution that such acquisition constitutes a Change in Control;

          (iii) The sale or disposition of all or substantially all of the assets of the Company;

          (iv) The reorganization, recapitalization, merger, consolidation or other business combination involving the Company, the result of which is the ownership by the stockholders of the Company of less than 80 percent of those voting securities of the resulting or acquired entity having the power to elect a majority of the board of directors of such entity; or

          (v) A change in the membership of the Board, which taken in conjunction with any other prior to concurrent changes, results in 20 percent or more of the membership of the Board being persons not nominated by the Board as set forth in the Company's then most recent proxy statement, excluding changes resulting from substitutions by the Board because of retirement or death of a director or directors, removal of a director or directors by the Board or resignation of a director or directors due to demonstrated disability oar incapacity.

          Provided, however, that (A) for each Award subject to Section 409A of the Code, a Change in Control shall be deemed to have occurred under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code, and
          (B) notwithstanding anything in this definition to the contrary, no Change in Control shall be deemed to have occurred for the purpose of a Participant's Award by virtue of any transaction which results in such Participant, or a group of persons which includes such Participant, acquiring, directly or indirectly, voting securities of the Company.

          For the purpose of this Section 2(g), the following definitions shall apply:

                 (I) the terms "person" and "beneficial owner" shall have the meanings set forth in Regulation 13D under the Exchange Act, as such regulation exists on the date hereof;

                 (II) the term "voting security" shall include any security that has, or may have upon an event of default or in respect of any transaction, a right to vote on any matter on which the holder of any class of common stock of the Company would have a right to vote;

                 (III)  the term "group" shall have the meaning set forth in
                        Section 13(d) of the Exchange Act; and

                 (IV) the term "substantially all of the assets of the Company" shall mean more than 50 percent of the Company's assets on a consolidated basis, as shown in the Company's most recent audited balance sheet.

     (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (j) "Committee" shall mean the Company's Salary and Employee Benefits Committee, which shall consist of two or more persons appointed by the Board, each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Code, and a "nonemployee director" within the meaning of Rule 16b-3.

     (k) "Company" shall mean Selective Insurance Group, Inc., a New Jersey corporation.

     (l) "Company Stock" shall mean the common stock of the Company, par value $2.00 per share.

     (m) "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

     (n) "Director Compensation" shall mean the annual compensation payable to a Non-Employee Director for his or her service as a member of the Board, consisting of annual director fees, committee fees and committee chairperson fees.

     (o) "Director Payment Date" shall have the meaning set forth in Section 13(c)(i) hereof.

     (p) "Deferred Period" shall have the meaning set forth in Section 13(c)(iv)(E) hereof.

     (q)  "Effective Date" shall mean April 1, 2005.

     (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (s) "Fair Market Value" of the Company Stock shall be calculated as follows: (i) if the Company Stock is listed on a national securities exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market and sale prices are regularly reported for the Company Stock, then the Fair Market Value shall be the closing selling price for the Company Stock reported on the applicable composite tape or other comparable reporting system on the applicable date, or if the applicable date is not a trading day, on the most recent trading day immediately prior to the applicable date; or (ii) if closing selling prices are not regularly reported for the Company Stock as described in clause (i) above but bid and asked prices for the Company Stock are regularly reported, then the Fair Market Value shall be the arithmetic mean between the closing or last bid and asked prices for the Company Stock on the applicable date or, if the applicable date is not a trading day, on the most recent trading day immediately prior to the applicable date; or (iii) if prices are not regularly reported for the Company Stock as described in clause (i) or (ii) above, then the Fair Market Value shall be such value as the Committee in good faith determines.

     (t) "Immediate Family Member" shall have the meaning set forth in Section 22(c) hereof.

     (u) "Incentive Stock Option" shall mean an Option that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and which is designated by the Committee as an Incentive Stock Option.

     (v) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

     (w) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

     (x) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 or Section 13 hereof.

     (y) "Other Award" shall mean an Award granted pursuant to Section 12 hereof.

     (z) "Participant" shall mean an employee or non-employee director of the Company or any of its Affiliates to whom an Award is granted pursuant to the Plan.

     (aa) "Performance Goals" shall mean performance goals based on one or more of the following criteria: (i) return on total stockholder equity;
          (ii) earnings per share or book value per share of Company Stock;
          (iii) net income (before or after taxes); (iv) earnings before all or any interest, taxes, depreciation and/or amortization; (v) return on assets, capital or investment; (vi) market share; (vii) cost reduction goals; (viii) earnings from continuing operations; (ix) levels of expense, costs or liabilities; (x) department, division or business unit level performance; (xi) operating profit; (xii) sales or revenues; (xiii) stock price appreciation; (xiv) total stockholder return; (xv) growth in net premiums written; (xvi) combined ratios;
          (xvii) implementation or completion of critical projects or processes; (xviii) except in the case of a "Covered Employee," any other performance criteria established by the Committee; or (xix) any combination of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company or a combination thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may be subject to a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance above which full vesting will occur. To the extent possible, each of the foregoing Performance Goals shall be determined, as appropriate, in accordance with generally accepted accounting principles or statutory accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any subsidiary or affiliate or the financial statements of the Company or any subsidiary or affiliate, in response to changes in applicable laws or regulations, or to account for items of realized and unrealized gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

     (bb) "Phantom Stock" shall mean an Award valued by reference to shares of Company Stock, granted pursuant to Section 10 hereof, which upon vesting provides the right to receive shares of Company Stock.

     (cc) "Plan" shall have the meaning set forth in Section 1 hereof.

     (dd) "Prior Plan" shall have the meaning set forth in Section 1 hereof.

     (ee) "Prior Plan Award" shall have the meaning set forth in Section 1 hereof.

     (ff) "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 9 hereof and which is subject to restrictions as set forth in Section 9(d) hereof.

     (gg) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

     (hh) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     (ii) "Stock Appreciation Right" shall mean the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.

     (jj) "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 11 hereof.

     (kk) "Subsidiary" shall mean a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

3.   Stock Subject to the Plan.

     (a) Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 1,760,000 shares (subject to adjustment as provided herein), provided, however, that no more than 1,320,000 shares (subject to adjustment as provided herein) may be granted with respect to Awards other than Options or Stock Appreciation Rights. Such shares may be authorized but unissued shares of Company Stock or authorized and issued shares of Company Stock held in the Company's treasury. Of the maximum 1,760,000 shares (subject to adjustment as provided herein) that may be delivered under the Plan, 1,359,208 shares previously reserved under the Prior Plans are now available for delivery hereunder.

     (b) Individual Limitation; Limitation on Certain Awards; Limitation on Incentive Stock Options. The maximum number of shares of Company Stock to which Awards relate that may be granted to any Participant during any calendar year shall not exceed 100,000 shares (subject to adjustment as provided in Section 3(c) hereof). The maximum number of shares of Company Stock to which Options relate that may be granted under the Plan shall be 1,760,000 (subject to adjustment as provided in Section 3(c) hereof), any or all of which may relate to Incentive Stock Options.

     (c) Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall equitably adjust, in its sole and absolute discretion, (i) the number and type of shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award provided, that (x) in the event of a proposed corporate transaction, the Committee may provide for the assumption of outstanding Awards by the surviving or successor entity or the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company (if the Committee decides to terminate outstanding Options or Stock Appreciation Rights, the Committee shall give each participant holding an Option or Stock Appreciation Right to be terminated not less than seven days' notice prior to any such termination, and any Option or Stock Appreciation Right that is to be so terminated may be exercised (if an only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination); (y) in each case, with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate
          Section 422(b)(1) of the Code or any successor provision thereto; and
          (z) with respect to Options and Stock Appreciation Rights, such adjustment shall be made in accordance with the provisions of Section 424(h) of the Code.

     (d) Reuse of Shares. Except to the extent that to do so would prevent the grant of Incentive Stock Options hereunder, any shares of Company Stock subject to an Award or a Prior Plan Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award or Prior Plan Award without having been exercised or settled shall again become available for Awards. In addition, to the extent an Award or a Prior Plan Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan.

4.   Administration of the Plan.

     (a) General. The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to (except as otherwise provided in Section 13 hereof): (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Company Stock or cash or other property to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) construe and interpret the Plan and any Award; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of Agreements; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may, in its sole and absolute discretion, without amendment to the Plan, (A) accelerate the date on which any Option or Stock Appreciation Right becomes exercisable, (B) waive or amend the operation of Plan provisions respecting exercise after termination of employment (provided that the term of an Option or Stock Appreciation Right may not be extended beyond ten years from the date of grant),
          (C) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock, Stock Bonus or Other Award, and (D) otherwise adjust any of the terms applicable to any such Award in a manner consistent with the terms of the Plan.

     (b) Indemnification. No member of the Committee (or a delegate of the Committee), and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Committee or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law (the "Administrative Actions"). Further, the Committee (and all delegates of the Committee), in addition to such other rights of indemnification as they may have as members of the Board or officers of the Company or an Affiliate, any individual serving as a Committee member shall be indemnified and held harmless by the Company to the fullest extent allowed by law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any Administrative Action.

     (c) Awards to Non-Employee Directors. Notwithstanding anything in the Plan to the contrary, the powers and authority of the Committee shall be exercised by the Corporate Governance and Nominating Committee in the case of Awards, other than Automatic Director Options, made to Non-Employee Directors.

5.   Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company or any of its Affiliates (including officers of the Company or any of its Affiliates, whether or not they are directors of the Company or any of its Affiliates) and non-employee directors of the Company or any of its Affiliates, in each case as the Committee (or, as described in Section 4(c) hereof, the Board) shall select from time to time. The grant of an Award hereunder to any employee or non-employee director shall impose no obligation on the Company or any of its Affiliates to continue the employment or service of a Participant and shall not lessen or affect the Company's or such Affiliate's right to terminate the employment or service of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards, or of multiple Awards granted to a Participant. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). Notwithstanding any provision of the Plan, no such Award may be granted if it would fail to comply with the requirements set forth in
Section 409A of the Code and any regulations or guidance promulgated thereunder.

6.   Awards Under the Plan; Agreement.

The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan (except unconditional Stock Bonuses and the cash component of Director Compensation) shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan. By accepting an Award, a Participant shall be deemed to agree that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.   Options.

The following provisions govern Options other than Automatic Director Options (except that such provisions shall apply to Automatic Director Options to the extent provided in Section 13 hereof).

     (a) Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. All Options shall be non-transferable, except by will or the laws of descent and distribution or except as otherwise determined by the Committee as provided by Section 22(c) hereof with respect to a Nonqualified Stock Option.

     (b) Exercise Price. Each Agreement with respect to an Option shall set forth the amount per share (the "option exercise price") payable by the Participant to the Company upon exercise of the Option; provided, however, in no event shall the option exercise price be less than the Fair Market Value of a share of Company Stock as of the date of grant of such Option.

     (c)  Term and Exercise of Options.

          (i) Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of one or more Performance Goals. Subject to Section 7(d) hereof, the Committee shall determine the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

          (ii) An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer;
                 (B) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise; (C) by broker assisted cashless exercise; or (D) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize provided, however, that in the case of a Participant who is subject to Section 16 of the Exchange Act, the method of making such payment shall be in compliance with applicable law. Any payment in shares of Company Stock shall be effected by the delivery of such shares to, and in a form approved by, the Secretary of the Company or his or her designee (including by way of electronic delivery), accompanied by any other documents and evidences as the Secretary of the Company or his or her designee shall require.

          (iii) Shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares and delivered to the Participant or such other person, in book entry form (unless otherwise determined by the Committee or unless certificates representing the shares are requested by the Participant), as soon as practicable following the effective date on which the Option is exercised.

     (d) Provisions Relating to Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code. The option exercise price for each Incentive Stock Options shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 7(d), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and
          (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e) Effect of Termination of Employment (or Provision of Services). Unless otherwise provided by the Committee, in the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than Cause, death or disability, (i) each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for (x) in the case of Incentive Stock Options, the 90 day period following such termination, but in no event following the expiration of its term, and (y) in the case of Nonqualified Stock Options, the one year period following such termination, but in no event following the expiration of its term, and (ii) each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination. Unless otherwise provided by the Committee, in the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the death or disability of the Participant, except as otherwise determined by the Committee, all Options held by the Participant immediately prior to the Participant's death or disability, as the case may be, to the extent then exercisable, may be exercised by the Participant or by the Participant's legal representative, executor, administrator or transferree by will or the laws of descent and distribution, at any time within the one year period ending on the first anniversary of the Participant's death or disability, and shall thereupon terminate. In no event, however, shall an Option remain exerisable following the expiration of its term. In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of Cause, each Option that is outstanding as of the date of such termination, whether or not then exercisable, shall be terminated at the time of such termination.

8.   Stock Appreciation Rights.

     (a) General. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Performance Goals. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant.

     (b) Surrender of Option. A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 8(d). Such Option will, to the extent surrendered, then cease to be exercisable.

     (c) Timing and Transferability. Subject to Section 8(h) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

     (d) Exercise of Stock Appreciation Rights Related to Options. Upon the exercise of a Stock Appreciation Right related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

          (i) the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the option exercise price specified in the related Option, by

          (ii) the number of shares as to which such Stock Appreciation Right is exercised.

          The payment upon exercise of a Stock Appreciation Right granted with a relationship to an Option shall be in shares of Company Stock which have an aggregate Fair Market Value (as of the date of exercise of the Stock Appreciation Right) equal to the amount of the payment as set forth in such Agreement.

     (e) Exercise of Stock Appreciation Rights Not Related to Options. A Stock Appreciation Right granted without relationship to an Option will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

          (i) the excess of (A) the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over (B) the greater of the Fair Market Value of a share of Company Stock on the date the Stock Appreciation Right was granted or such greater amount as may be set forth in the applicable Agreement, by

          (ii) the number of shares as to which such Stock Appreciation Right is exercised.

          The payment upon exercise of a Stock Appreciation Right granted without a relationship to an Option shall be in shares of Company Stock which have an aggregate Fair Market Value (as of the date of exercise of the Stock Appreciation Right) equal to the amount of the payment as set forth in such Agreement.

     (f)  Limitations on Amounts Payable. Notwithstanding subsections (d) and
          (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Agreement.

     (g) Effect of Termination of Employment (or Provision of Services). Unless otherwise provided by the Committee, in the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than Cause, death or disability, (i) each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the one year period following such termination, but in no event following the expiration of its term, and (ii) each Stock Appreciation Right that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination. In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the death or disability of the Participant, except as otherwise determined by the Committee, all Stock Appreciation Rights held by the Participant immediately prior to the Participant's death or disability, as the case may be, to the extent then exercisable, may be exercised by the Participant or by the Participant's legal representative, executor, administrator or transferree by will or the laws of descent and distribution, at any time within the one year period ending on the first anniversary of the Participant's death or disability, and shall thereupon terminate. In no event, however, shall a Stock Appreciation Right remain exerisable following the expiration of its term. In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of Cause, each Stock Appreciation Right that is outstanding as of the date of such termination, whether or not then exercisable, shall be terminated at the time of such termination.

9.   Restricted Stock.

     (a) Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

     (b) Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 9(h), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 9(d) shall lapse.

     (c) Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Performance Goals. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

     (d) Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant's rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

     (e) Voting Rights; Dividends on Restricted Stock. Unless the Committee determines otherwise, a Participant who has been awarded shares of Restricted Stock shall be entitled to vote such shares. The Company shall pay to each Participant, in cash, any dividends paid on Restricted Stock awarded to such Participant. Such payment shall be made on the date that such dividend would be paid to the Company's shareholders, generally.

     (f) Issuance of Certificates. Unless otherwise determined by the Committee, or requested by the Participant, the shares of Company Stock underlying Restricted Stock awards shall be registered by the Company in book entry form. The Committee may, upon such terms and conditions as it determines, provide that (i) a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, and (ii) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited.

     (g) Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, via book entry unless otherwise determined by the Committee or requested by the Participant, a certificate evidencing such shares, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

     (h) Effect of Termination of Employment (or Provision of Services). Unless otherwise provided by the Committee, upon the termination of a Participant's employment (or upon cessation of such Participant's service to the Company) for any reason other than death, disability or Retirement (as defined in the Participant's Agreement), any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this Section 9(h), the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise. In the event that the employment of a Participant with the Company (or the Participant's service to the

          Company) shall terminate on account of the death, disability or, Retirement (as defined in the Participant's Agreement) of the Participant, all shares of Company Stock formerly to subject to restrictions on transferability shall no longer be subject to such restrictions and shall be delivered to the Participant or his executor, administrator, personal representative, heirs or beneficiaries, as the case may be, as provided in Section 9(g) hereof.

10.  Phantom Stock.

     (a) Vesting Date. At the time of the grant of shares of Phantom Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 10(c) are satisfied, and subject to
          Section 10(d), upon the occurrence of the vesting date with respect to a share of Phantom Stock, such share shall vest.

     (b) Benefit Upon Vesting. Upon the vesting of a share of Phantom Stock, the Participant shall be paid, within 30 days of the date on which such share vests, a share of Company Stock, plus an amount in cash equal to the aggregate cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c) Conditions to Vesting. At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Performance Goals.

     (d) Effect of Termination of Employment (or Provision of Services). All shares of Phantom Stock held by a Participant which are not vested upon the termination of such Participant's employment (or upon cessation of such Participant's services to the Company) shall be forfeited to the Company unless otherwise provided by the Committee as set forth in the Agreement evidencing the grant of such Phantom Stock.

11.  Stock Bonuses.

In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant, via book entry unless otherwise determined by the Committee or requested by the Participant, as soon as practicable after the date on which such Stock Bonus is payable.

12.  Other Awards.

Other forms of Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the conditions to the vesting and/or payment of such Other Awards (which may include, but not be limited to, achievement of performance goals based on one or more Performance Goals) and all other terms and conditions of such Other Awards, provided, however, that to the extent the Committee determines that an Other Award is subject to Section 409A of the Code, the terms and conditions of such Other Award must comply with the applicable provisions of such section.

13.  Automatic Director Options and Director Compensation

     (a) Automatic Director Options. A Nonqualified Stock Option to purchase three thousand (3,000) shares of Company Stock (an "Automatic Director Option") shall be granted automatically to each Non-Employee Director on March 1 or, if March 1 is not a business day, on the next succeeding business day of each year, during the duration of the Plan.

          (i) Each Automatic Director Option shall become exercisable on the first anniversary of the date upon which it was granted; provided, however, that, unless otherwise determined by the Committee, any outstanding Automatic Director Option that is not yet exercisable shall become exercisable in full upon the date that the Non-Employee Director who is a holder of such Automatic Director Option ceases to be a member of the Board for any reason other than Cause (and in the event that such cessation is due to the Non-Employee Director's death or disability may be exercised, in whole or in part, by his or her executor, administrator, guardian or legal representative, in accordance with the terms of the Agreement with respect to such Automatic Director Option), and will remain exercisable as set forth in the Agreement evidencing such Automatic Director Option; provided that no Automatic Director Option shall be exercisable after the expiration of ten (10) years from the date upon which such Automatic Director Option was granted.

          (ii) In the event a Non-Employee Director who is a holder of an Automatic Director Option ceases to be a member of the Board by reason of Cause, each Automatic Director Option that is outstanding as of the date of such cessation, whether or not then exercisable, shall be terminated at the time of such cessation.

          (iii) The per share option exercise price payable by the holder of an Automatic Director Option to the Company upon exercise of the Automatic Director Option shall be equal to the Fair Market Value of a share of Company Stock on the date of grant of such Automatic Director Option.

          (iv) Each Automatic Director Option shall be exercised in accordance with Section 7(c)(ii) of the Plan.

     (b)  Director Compensation.

          (i) Director Compensation shall be paid in (i) shares of Company Stock or (ii) in cash and shares of Company Stock, at the election of the Non-Employee Director, provided that not more than fifty percent (50%) of the Director Compensation shall be paid in cash. Each Non-Employee Director may elect on or before December 20 of each year to receive in cash up to fifty percent (50%) of his or her Director Compensation payable during the next succeeding calendar year. The elections made pursuant to this Section 13(b) shall be irrevocable for the calendar year for which the election is made and shall apply to each calendar year thereafter until the Non-Employee Director, on or before December 20 of the immediately preceding calendar year, makes a different election for the next succeeding calendar year, which election shall remain continue in effect until a different election is made in the manner provided in the Plan. The number of shares of Company Stock to be issued to each Non-Employee Director pursuant to this Section 13(b)(i) shall be determined on January 1, April 1, July 1 and October 1 of each year (each, a "Director Payment Date"), or the next succeeding business day if a Director Payment Date is not a business day. On each Director Payment Date, each Non-Employee Director shall become entitled to receive the number of shares of Company Stock determined by dividing one-fourth of the amount of the Director's Director

                 Compensation to be paid in Company Stock by the Fair Market Value of a share of Company Stock on the Director Payment Date. Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number of shares and shall be issued on the applicable Director Payment Date.

          (ii) Any person who becomes a Non-Employee Director after a Director Payment Date and before the next succeeding Director Payment Date in any year, whether by appointment or election as a member of the Board or by ceasing to be an employee of the Company or a Subsidiary of the Company, shall receive a pro rata amount of Director Compensation payable under Section 13(b)(i) until the next Director Payment Date. Such pro rata amount of Director Compensation shall be determined by multiplying the amount of such Non-Employee Director's Director Compensation by a fraction, the numerator of which shall be the number of days remaining from the date of election or appointment until the next succeeding Director Payment Date, and the denominator of which shall be 365. Within 30 days of becoming a Non-Employee Director, such person may effect an election under Section 13(b)(i) for the remainder of the calendar year in which he or she became a Non-Employee Director.

          (iii) No certificate for shares of Company Stock will be issued to a Director unless the Non-Employee Director requests such issuance in writing to the Company. Shares of Company Stock issuable to a Non-Employee Director will be credited to such Non-Employee Director's account until receipt of such written request for all or part of such shares. The number of shares of Company Stock issuable on each Director Payment Date and the cumulative number of shares credited to an account under the Plan will be shown on a statement of account furnished to each Non-Employee Director after each Director Payment Date. Except as otherwise provided in Section 13(b)(iv), upon a Non-Employee Director's written request to the Company, a certificate for all or any portion of the whole shares of Company Stock credited to such Non-Employee Director's account will be issued to such Non-Employee Director.

          (iv)   Deferral of Receipt of Director Compensation.

                 (A) A Non-Employee Director may irrevocably elect, on or before December 20 of the year prior to which Director Compensation will be earned, to defer the issuance and receipt of shares of Company Stock and cash (if any) issuable under the Plan in respect of such Director Compensation. Any such election shall be irrevocable for the calendar year for which the election is made and shall apply to each calendar year thereafter unless the Non-Employee Director, on or before December 20 of the immediately preceding calendar year, makes a different election for the next succeeding calendar year, which election shall continue in effect until a different election is made in the manner provided in the Plan. The Non-Employee Director may, as previously described in this Section 13(b)(iv)(A), elect to defer such issuance of shares of Company Stock and cash (if any) until (I) a specified date or dates in the future,
                        (II) the attainment of age 70 or (III) termination of services as a Non-Employee Director.

                 (B) In the event of a Change of Control, notwithstanding any Non-Employee Director's election, and if such Change of Control results in the termination of a Non-Employee Director's service as a member of the Board, all shares of Company Stock and cash (if any) deferred under the Plan shall be issued on the first day of the month following such termination of such Non-Employee Director's service.

                 (C) A deferred compensation account shall be established for each Non-Employee Director who elects to defer the receipt of shares of Company Stock and cash under the Plan, and all shares and cash so deferred shall be credited to such Non-Employee Director's deferred compensation account.

                 (D) An election pursuant to this Section 13(b)(iv) covering an amount previously deferred may be modified by a Non-Employee Director by written notice to the Company received not later than one (1) year prior to the first date for which such revocation or modification is to apply, provided that the change must defer the time that payment begins to a date at least five (5) years after the previous starting date, and must otherwise comply with the provisions of Section 409A of the Code.

                 (E) In the event that cash dividends on the shares of Company Stock, the issuances of which are deferred hereunder, are declared and paid during the period commencing on the date such shares would have been issued but for such deferral and terminating on the date of issuance of such shares of Company Stock (the "Deferred Period"), an amount equal to the amount of such dividends shall be credited to such Non-Employee Director's deferred compensation account as and when such dividends are paid by the Company as if such shares of Company Stock had been issued and outstanding during the Deferred Period. The cash portion of such account, including Director Compensation paid in cash, shall be credited with interest on December 31 of each year (if on such date there is a balance in the account) equal to the amount of interest, if any, which would have been earned on the average cash balance in a Non-Employee Director's account for the year at an annual rate of interest equal to the average two-year United States Treasury Bill rate for the year. If amounts credited to a Non-Employee Director's account are distributed prior to any such December 31, interest on such distributed amounts shall be credited to such account calculated at an annual rate equal to the average two-year United States Treasury Bill rate from the beginning of the year to the date of the distribution. The Company shall pay the Non-Employee Director on the date such Non-Employee Director's deferred shares of Company Stock are actually issued an amount in cash equal to the amount of cash dividends paid on shares of Company Stock, on a cumulative basis, and interest, if any, credited to such Non-Employee Director's account.

                 (F) At the time of making an initial deferral election pursuant to this Section 13(b)(iv) with respect to Director Compensation to be earned in the following calendar year, a Non-Employee Director may elect to receive shares of Company Stock and cash, the issuance of which is deferred hereunder, and any cash dividends on shares of Company Stock, the issuance of which is deferred hereunder, in either (i) a lump sum or (ii) subject to Section 13(b)(iv)(B), up to five equal (or as nearly equal as possible) installments, provided, that the dates for such payments are determined in accordance with Section 13(b)(iv)(A).

                 (G) The right to receive the shares of Company Stock and cash deferred hereunder, amounts of cash dividends, and interest thereon, if any, described in this Section 13(b)(iv) shall not be transferable, except by will or the laws of descent and distribution.

                 (H) Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. Funds payable in respect of cash, dividends on shares of Company Stock, and interests thereon, if any, under this Section 13(b)(iv) shall continue for all purposes to be a part of the general funds of the Company and shall not be specifically set aside or otherwise segregated. The obligation of the Company to issue and deliver shares of Company Stock under this Section 13(b)(iv) shall be a general contractual obligation of the Company. To the extent that a Non-Employee Director acquires a right to receive payments from the Company and shares of Company Stock from the Company under the Plan, such rights shall be no greater than the rights of any unsecured general creditor of the Company and such rights shall be an unsecured claim against the general assets of the Company.

                 (I) A statement will be furnished to each Non-Employee Director on or about March 1 of each year stating the number of shares of Company Stock and the cash balance credited to such Non-Employee Director's deferred compensation account as of the preceding December 31.

14.  Special Provisions Regarding Certain Awards.

The Committee may make Awards hereunder to Covered Employees (or to individuals whom the Committee believes may become Covered Employees) that are intended to qualify as performance-based compensation under Section 162(m) of the Code. The exercisability and/or payment of such Awards may be subject to the achievement of one or more Performance Goals and to certification of such achievement in writing by the Committee. Such Performance Goals shall be established in writing by the Committee not later than the time period prescribed under
Section 162(m) and the regulations thereunder. All provisions of such Awards which are intended to qualify as performance-based compensation shall be construed in a manner to so comply.

15.  Change in Control.

Notwithstanding any other provisions of the Plan, if a Change of Control occurs, then:

     (a) the Participant's Restricted Stock that was forfeitable shall thereupon become nonforfeitable;

     (b) any unexercised Option or Stock Appreciation Right, whether or not exercisable on the date of such Change of Control, shall thereupon be fully exercisable and may be exercised, in whole or in part; and

     (c) any other Award granted pursuant to the Plan, to the extent not previously vested, shall thereupon become fully vested.

16.  Rights as a Stockholder.

Except as specifically provided by the Plan or an Agreement, no person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except for adjustments provided in
Section 3(c) or as otherwise specifically provided by the Plan or an Agreement, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.  No Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by or provision of services to the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

18.  Securities Matters.

     (a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel (which may be the Company's in-house counsel) that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or advisable.

     (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company (which may be the Company's in-house counsel) shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

19.  Withholding Taxes.

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax required to be withheld, as determined by the Committee. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

20.  Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

21.  Amendment or Termination of the Plan.

The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required for any such amendment if and to the extent such approval is required in order to comply with applicable law (including, but not limited to, the incentive stock options regulations and any amendments thereto) or stock exchange listing requirement. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Sections 3 and 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Award. In addition, the Board shall not, without the prior approval of the Company's stockholders, amend any Award outstanding under the Plan to reduce the exercise price of such Award (other than equitable adjustments made in accordance with Section 3(c) hereof); nor shall the Board, without the prior approval of the Company's stockholders, cancel any Award outstanding under the Plan and then subsequently regrant to the Participant the same Award with a lower exercise price.

22.  Nontransferability of Awards.

     (a) Except as provided below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative.

     (b) Except as provided below, no Award, and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     (c) To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, a Participant may transfer an Award (other than an Incentive Stock Option) to (i) a spouse, sibling, parent, stepparent, child, stepchild, grandchild, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships (any of which, an "Immediate Family Member") of the Participant; (ii) a trust, the primary beneficiaries of which consist exclusively of the Participant or Immediate Family Members of the Participant; or
          (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Participant or Immediate Family Members of the Participant.

23.  Leaves of Absence.

In the case of any Participant on an approved leave of absence, the Committee may make such provisions respecting the continuance of Awards while such Participant is in the employ or service of the Company as it may deem equitable, except that in no event may any Option or Stock Appreciation Right be exercised after the expiration of its term.

24.  Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.

25.  Effective Date and Term of Plan.

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards theretofore granted (including for this purpose the equity-based component of any Director Compensation, but excluding the cash component of any Director Compensation) shall be null and void. Unless earlier terminated by the Board, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

26.  Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of New Jersey without reference to its principles of conflicts of law.

27.  Participant Rights.

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants.

28.      Unfunded Status of Awards.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

29.  No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

30.  Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

31.  Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

32.  409A Compliance.

Notwithstanding anything to the contrary contained in the Plan or in any Agreement, to the extent that the Committee determines that the Plan or any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Committee reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace the Award in order to cause the Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

                                                                       EXHIBIT 1
                                                                       ---------




                        SELECTIVE INSURANCE GROUP, INC.
                            2005 OMNIBUS STOCK PLAN
                             STOCK OPTION AGREEMENT

            This STOCK OPTION AGREEMENT (the "Stock Option Agreement"), is made and entered into as of [DATE] (the "Date of Grant"), by and between Selective Insurance Group, Inc., a New Jersey corporation (the "Company") and [EMPLOYEE] (the "Optionee").

            WHEREAS, the Salary and Employee Benefits Committee (the "Committee") of the Board of Directors of the Company (the "Board") has approved the grant of an Option pursuant to the Selective Insurance Group Inc. 2005 Omnibus Stock Plan (the "Plan"), as hereinafter defined, to the Optionee as set forth below;

            NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Definitions. Capitalized terms which are not defined herein shall have the meaning set forth in the Plan.

         2. Number of Shares and Exercise Price. The Company hereby grants to the Optionee an option (the "Option"), subject to the terms and conditions set forth herein, to purchase [NUMBER] shares of the common stock of the Company, par value $2.00 per share, at a price (the "Exercise Price") of $[PRICE](1) per share. The Option is intended to be a [Nonqualified Stock Option][Incentive Stock Option].(2)

         3. Term of Option and Conditions of Exercise.

            (a) Term of Option. Unless the Option is earlier terminated in accordance with the terms of the Plan, the term of the Option shall commence on the Date of Grant and terminate upon the expiration of [ten (10)](3) years from the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

         (b) Vesting. The Option shall become vested and exercisable upon the schedule set forth on Exhibit A hereto. Notwithstanding the foregoing, upon the occurrence of a Change of Control, the Option shall become fully vested and exercisable as provided in Section 15 of the Plan.

______________________________

1 [Determined by the Committee at the time of grant, but this number must be not less 100% of the Fair Market Value of a share of company Stock on the Date of Grant (110% for ISOs granted to 10% holders).]

2 [Incentive Stock Options may only be granted to employees of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code.]

3  [Five (5) years for ISOs granted to 10% holders.]

         4. Nontransferability of Option. [Unless otherwise determined by the Committee pursuant to Section 22 of the Plan,](4) the Option shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representative.

         5. Exercise of Option. The Option may be exercised by written notice pursuant to the form provided by the Company, delivered to the Secretary of the Company or his or her designee, specifying the portion of the Option to be exercised and accompanied by payment therefor. The Exercise Price for any shares of Common Stock purchased pursuant to the exercise of the Option shall be paid in full upon such exercise by one or a combination of the means provided in Section 7(c)(ii) of the Plan.

         6. Undertakings by Optionee. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Committee may, in its discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Stock Option Agreement and the Plan.

         7. Notices. Any notice required or permitted under this Stock Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address as last known by the Company or such other address as the Optionee may designate in writing to the Company.

         8. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Stock Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         9. Amendments. Except as otherwise provide in Section 12, this Stock Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

         10. Survival of Terms. This Stock Option Agreement shall apply to and bind the Optionee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

         11. Agreement Not a Contract for Services. Neither the grant of the Option, execution of this Stock Option Agreement nor any other action taken pursuant to this Stock Option Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an employee, officer or director of the Company for any period of time or at any specific rate of compensation.

         12. Severability. If a provision of this Stock Option Agreement is held invalid by a court of competent jurisdiction, the remaining provisions will nonetheless be enforceable according to their terms. Further, if any provision is held to be over broad as written, that provision shall be

______________________________

4  [This language to be included for Nonqualified Stock Options.]

amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

         13. Governing Law. This Stock Option Agreement shall be governed by and construed according to the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

         14. Incorporation of Plan; Acknowledgment. The Plan is hereby incorporated herein by reference and made a part hereof, and the Option and this Stock Option Agreement are subject to all terms and conditions of the Plan. In the event of any inconsistency between the Plan and this Stock Option Agreement, the provisions of the Plan shall govern. By signing this Stock Option Agreement, the Optionee acknowledges having received and read a copy of the Plan.

              (The remainder of this page is intentionally blank.)

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Option Agreement on the day and year first above written.





                                            ------------------------------------
                                            Selective Insurance Group, Inc.
                                            By:
                                            Title:


                                            ------------------------------------
                                            [EMPLOYEE]:

                                   EXHIBIT A
                                   ---------

-------------------------------------------------------------------------------
          Number of Shares of Common Stock
                Subject to the Option                Vesting Date(s)
-------------------------------------------------------------------------------

                     [NUMBER]                            [DATE](5)
                     [NUMBER]                            [DATE]
                     [NUMBER]                            [DATE]
-------------------------------------------------------------------------------

______________________________

5  [Determined by the Committee at the time of Grant.]

                                                                       EXHIBIT 2
                                                                       ---------




                        SELECTIVE INSURANCE GROUP, INC.
                            2005 OMNIBUS STOCK PLAN
                               AUTOMATIC DIRECTOR
                             STOCK OPTION AGREEMENT

            This AUTOMATIC DIRECTOR STOCK OPTION AGREEMENT (the "Stock Option Agreement"), is made and entered into as of March [ ], 20[ ] (the "Date of Grant"), by and between Selective Insurance Group, Inc., a New Jersey corporation (the "Company") and [DIRECTOR] (the "Optionee").

            WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Selective Insurance Group Inc. 2005 Omnibus Stock Plan (the "Plan"); and

            WHEREAS, Section 13 of the Plan provides for the automatic grant of options to each Non-Employee Director on March 1 or, if March 1 is not a business day, on the next succeeding business day of each year, during the duration of the Plan;

            NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Definitions. Capitalized terms which are not defined herein shall have the meaning set forth in the Plan.

         2. Number of Shares and Exercise Price. The Company hereby grants to the Optionee an option (the "Option"), subject to the terms and conditions set forth herein, to purchase 3,000 shares of the common stock of the Company, par value $2.00 per share, at a price (the "Exercise Price") of $[PRICE](1) per share. The Option is intended to be a Nonqualified Stock Option.

         3. Term of Option and Conditions of Exercise.

            (a) Term of Option. Unless the Option is earlier terminated in accordance with the terms of the Plan, the term of the Option shall commence on the Date of Grant and terminate upon the expiration of ten (10) years from the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

            (b) Vesting. The Option shall become vested and exercisable upon the first anniversary of the Date of Grant; provided, however, that to the extent that the Option that is not yet exercisable, it shall become exercisable in full upon (i) the date that the Optionee ceases to be a member of the Board for any reason other than Cause, or (ii) the occurrence of a Change of Control. Notwithstanding the foregoing, if the Optionee ceases to be a member of the Board by reason of Cause, the Option, whether or not then exercisable, shall be terminated at the time of such cessation.

         4. Nontransferability of Option. Unless otherwise determined by the Committee pursuant to Section 22 of the Plan, the Option shall not be assignable or transferable otherwise than by

__________________________________

1 [Equal to the Fair Market value of a share of company Stock on the Date of Grant.]

will or by the laws of descent and distribution and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representative.

         5. Exercise of Option. The Option may be exercised by written notice pursuant to the form provided by the Company, delivered to the Secretary of the Company or his or her designee, specifying the portion of the Option to be exercised and accompanied by payment therefor. The Exercise Price for any shares of common stock of the Company purchased pursuant to the exercise of the Option shall be paid in full upon such exercise by one or a combination of the means provided in Section 7(c)(ii) of the Plan.

         6. Undertakings by Optionee. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Committee may, in its discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Stock Option Agreement and the Plan.

         7. Notices. Any notice required or permitted under this Stock Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address as last known by the Company or such other address as the Optionee may designate in writing to the Company.

         8. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Stock Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         9. Amendments. Except as otherwise provide in Section 12 hereof, this Stock Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

         10. Survival of Terms. This Stock Option Agreement shall apply to and bind the Optionee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

         11. Agreement Not a Contract for Services. Neither the grant of the Option, the execution of this Stock Option Agreement nor any other action taken pursuant to this Stock Option Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as a director of the Company for any period of time or at any specific rate of compensation.

         12. Severability. If a provision of this Stock Option Agreement is held invalid by a court of competent jurisdiction, the remaining provisions will nonetheless be enforceable according to their terms. Further, if any provision is held to be over broad as written, that provision shall be amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

         13. Governing Law. This Stock Option Agreement shall be governed by and construed according to the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

         14. Incorporation of Plan; Acknowledgment. The Plan is hereby incorporated herein by reference and made a part hereof, and the Option and this Stock Option Agreement are subject to all terms and conditions of the Plan. In the event of any inconsistency between the Plan and this Stock Option Agreement, the provisions of the Plan shall govern. By signing this Stock Option Agreement, the Optionee acknowledges having received and read a copy of the Plan.

              (The remainder of this page is intentionally blank.)

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Option Agreement on the day and year first above written.


                                            ------------------------------------
                                            Selective Insurance Group, Inc.
                                            By:
                                            Title:


                                            ------------------------------------
                                            [DIRECTOR]

                                                                       EXHIBIT 3
                                                                       ---------




                        SELECTIVE INSURANCE GROUP, INC.
                            2005 OMNIBUS STOCK PLAN
                           RESTRICTED STOCK AGREEMENT

            This RESTRICTED STOCK AGREEMENT (this "Restricted Stock Agreement") is made and entered into as of [DATE] (the "Date of Grant"), by and between Selective Insurance Group, Inc., a New Jersey corporation (the "Company") and [EMPLOYEE] (the "Recipient").

            WHEREAS, the Salary and Employee Benefits Committee (the "Committee") of the Board of Directors of the Company (the "Board") has approved the grant of Restricted Stock pursuant to the Selective Insurance Group Inc. 2005 Omnibus Stock Plan (the "Plan"), as hereinafter defined, to the Recipient as set forth below;

            NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Definitions. Capitalized terms which are not defined herein shall have the meaning set forth in the Plan.

         2. Grant of Restricted Stock. The Company hereby grants to the Recipient [NUMBER] restricted shares of the common stock of the Company, par value $2.00 per share (the "Restricted Stock"), subject to all of the terms and conditions of this Restricted Stock Agreement. The Recipient's grant and record of share ownership shall be kept on the books of the Company, until the restrictions on transfer have lapsed pursuant to Section 3 below. The Company shall cause to be delivered to the Recipient the shares that have become vested pursuant to Section 3 below in a manner determined by the Committee, including via book entry or a certificate evidencing such shares, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

         3. Lapse of Restrictions. All shares of Restricted Stock shall be unvested unless and until they become Vested Shares in accordance with this
Section 3. If the Participant is employed by the Company or any Subsidiary as of the applicable anniversary date set forth below, the Restricted Stock shall become "Vested Shares" according to the percentage set forth opposite such date:

        Date                                            Percentage Vested
        ----                                            -----------------
        [First anniversary of the Date of Grant]             [NUMBER]%(1)
        [Second anniversary of the Date of Grant]            [NUMBER]%
        [Third anniversary of the Date of Grant]             [NUMBER]%

         4. Restrictions on Transfer. Shares of Restricted Stock may not be transferred or otherwise disposed of by the Recipient prior to become Vested Shares, including by way of sale, assignment, transfer, pledge or otherwise, except by will or the laws of descent and distribution.

         5. Rights as a Stockholder. The Company shall pay to the Recipient, in cash, any dividends paid on the Restricted Stock awarded to the Recipient. Such payment shall be made on the date that such dividend would be paid to the Company's shareholders, generally. The Recipient shall be entitled to vote the shares of Restricted Stock.

         6. Notices. Any notice required or permitted under this Restricted Stock Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Recipient either at the Recipient's address as last known by the Company or such other address as the Recipient may designate in writing to the Company.

--------
1 [Dates and vesting percentages determined by the Committee at the time of grant.]

         7. Securities Laws Requirements. The Company shall not be obligated to transfer any shares of Company common stock from the Recipient to another party, if such transfer, in the opinion of counsel for the Company, would violate the Securities Act of 1933, as amended from time to time (or any other federal or state statutes having similar requirements as may be in effect at that time). Further, the Company may require as a condition of transfer of any shares to the Recipient that the Recipient furnish a written representation that he or she is holding the shares for investment and not with a view to resale or distribution to the public.

         8. Protections Against Violations of Restricted Stock Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the shares of Restricted Stock by any holder thereof in violation of the provisions of this Restricted Stock Agreement or the Certificate of Incorporation or the By-Laws of the Company, shall be valid, and the Company will not transfer any of said shares of Restricted Stock on its books nor will any of said shares of Restricted Stock be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

         9. Taxes. The Company will withhold from the shares of Restricted Stock otherwise deliverable hereunder such number of shares as it will determines is necessary to satisfy all applicable withholding tax obligations in respect of such shares, unless the Recipient has made alternative arrangements satisfactory to the Company with respect to such tax withholding obligations. The Recipient shall promptly notify the Company of any election made pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         THE RECIPIENT ACKNOWLEDGES THAT IT IS THE RECIPIENT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE
         ELECTION UNDER SECTION 83(b) OF THE CODE, IN THE EVENT THAT THE RECIPIENT DESIRES TO MAKE THE ELECTION.

         10. Legend. The Company's Secretary shall, or shall instruct the Company's transfer agent to, provide stop transfer instructions in the Company's stock records to prevent any transfer of the Restricted Stock for any purpose until the stock is vested. Any certificate that the Secretary or the transfer agent deems necessary to issue to represent shares of Restricted Stock shall, until all restrictions lapse and new certificates are issued, bear the following legend:


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN SELECTIVE INSURANCE GROUP, INC. (THE "COMPANY") AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF HE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY, 40 WANTAGE AVENUE, BRANCHVILLE, NJ 07890.

         11. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Restricted Stock Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         12. Governing Law. This Restricted Stock Agreement shall be governed by and construed according to the laws of the State of New Jersey without regard to its principles of conflict of laws.

         13. Amendments. Except as otherwise provide in Section 16, this Restricted Stock Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

         14. Survival of Terms. This Restricted Stock Agreement shall apply to and bind the Recipient and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

         15. Agreement Not a Contract for Services. Neither the grant of Restricted Stock, the execution of this Restricted Stock Agreement nor any other action taken pursuant to this Restricted Stock Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Recipient has a right to continue to provide services as an officer, director, employee or consultant of the Company for any period of time or at any specific rate of compensation.

         16. Severability. If a provision of this Restricted Stock Agreement is held invalid by a court of competent jurisdiction, the remaining provisions will nonetheless be enforceable according to their terms. Further, if any provision is held to be over broad as written, that provision shall be amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

         17. Incorporation of Plan; Acknowledgment. The Restricted Stock is granted pursuant to the Plan, and the Restricted Stock and this Restricted Stock Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Restricted Stock Agreement by reference or are expressly cited. By signing this Restricted Stock Agreement, the Recipient acknowledges having received and read a copy of the Plan.

              (The remainder of this page is intentionally blank.)

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Restricted Stock Agreement on the day and year first above written.




                                            ------------------------------------
                                            Selective Insurance Group, Inc.
                                            By:
                                            Title:


                                            ------------------------------------
                                            [EMPLOYEE]:

                                                                      APPENDIX B
                                                                      ----------




                        SELECTIVE INSURANCE GROUP, INC.

                              CASH INCENTIVE PLAN


1.   Purpose.

         The purpose of the Cash Incentive Plan of Selective Insurance Group, Inc. is to provide the Company with an effective vehicle to assist in attracting, retaining, and motivating its employees; to reinforce corporate, organizational and business development goals; and to promote year-to-year and long-range financial and other business objectives by rewarding the performance of officers and other employees in fulfilling their individual responsibilities for achieving these year-to-year and long-range objectives.

2.   Definitions.

          The following terms, as used herein, shall have the following meanings:

          (a) "Award" shall mean an incentive compensation award granted pursuant to the Plan that is contingent upon the individual performance of a Participant and the attainment of Performance Goals with respect to a Performance Period.

          (b)  "Board" shall mean the Board of Directors of the Company.

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the Salary and Employee Benefits Committee of the Board.

          (e) "Company" shall mean Selective Insurance Group, Inc., a New Jersey corporation, and its subsidiaries.

          (f) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

          (g) "Participant" shall mean an officer or other employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

          (h) "Performance Goals" means performance goals based on one or more of the following criteria: (i) return on total stockholder equity; (ii) earnings per share or book value per share of the Company's stock; (iii) net income (before or after taxes); (iv) earnings before all or any interest, taxes, depreciation and/or amortization; (v) return on assets, capital or investment; (vi) market share; (vii) cost reduction goals; (viii) earnings from continuing operations; (ix) levels of expense, costs or liabilities; (x) department, division or business unit level performance; (xi) operating profit;
(xii) sales or revenues; (xiii) stock price appreciation; (xiv) total stockholder return; (xv) growth in net premiums written; (xvi) combined ratios;
(xvii) implementation or completion of critical projects or processes; (xviii) except in the case of a "Covered Employee," any other performance criteria established by the Committee; or (xix) any combination of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company or a combination thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made. To the extent possible, each of the foregoing Performance Goals shall be determined, as appropriate, in accordance with generally accepted accounting principles or statutory accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any subsidiary or affiliate or the financial statements of the Company or any subsidiary or affiliate, in response to changes in applicable laws or regulations, or to account for items of realized and unrealized gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

          (i) "Performance Period" shall mean a period of time determined by the Committee that is no less than one year.

          (j) "Plan" shall mean this Selective Insurance Group, Inc. Cash Incentive Plan.

3.   Administration.

          The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals and the length of the Performance Period relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles, or for any other reason; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of any Award; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

4.   Eligibility.

          Awards may be granted to officers and other employees of the Company in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.   Terms of Awards.

          Awards granted pursuant to the Plan shall be evidenced in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. For each Performance Period, the Committee shall specify the Performance Goals applicable to each Award.

Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which specified percentages of the Award shall be paid. Award levels for any Performance Period may be expressed as a dollar amount or as a percentage of the Participant's annual base salary. Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made, in cash, within a reasonable period after the end of the Performance Period, provided, however, that all payments in respect of Awards granted under this Plan shall be made within two and one-half (2 1/2) months following the of end of the taxable year in which such payments become earned and payable. Participants must be employed by the Company or one of its subsidiaries as of the payment date established for Awards relating to the Performance Period for which payment is to be made provided that, if the Participant's employment is terminated prior to such payment date by reason of death, retirement on or after "Normal Retirement Age" as such is defined in the Retirement Income Plan For Selective Insurance Company of America, "Total Disability" as such is defined in the aforementioned Retirement Income Plan, or for any other reason with the express consent of the Committee, the Committee, in its sole discretion, may provide for an Award payment to the Participant or, if applicable, the Participant's designated beneficiary. Notwithstanding anything to the contrary contained herein, in no event shall payments in respect of Awards be made in any Performance Period to a Participant in an amount that exceeds the product of (x) seven million five hundred thousand dollars ($7.5 million), multiplied by (y) the number of full and partial years of the Performance Period. The Committee may reduce or eliminate any Award under the Plan, but in no event may the Committee increase the amount of an Award payable to a Covered Employee over such amount payable based on the objective criteria established at the outset of the fiscal year for which the Award is made.

6.   General Provisions.

          (a) Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

          (b) Nontransferability. Awards shall not be transferable by a Participant except by will or the laws of descent and distribution.

          (c) No Right To Continued Employment. Nothing in the Plan or in any Award granted or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

          (d) Withholding Taxes. Where a Participant or other person is entitled to receive a cash payment pursuant to an Award hereunder, the Company shall have the right to withhold from such Award or require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of such payment.

          (e) Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires shareholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award previously granted under the Plan.

          (f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

          (g) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

          (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

          (i) Effective Date. The Plan shall take effect April 1, 2005, subject to approval by the Company's shareholders.

          (j) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

          (k) Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

          (l)  Other Plans or Payments. Nothing in this Plan shall be construed
(i) to limit the authority of the Committee, the Board of Directors, the Company, or any subsidiary to establish any other compensation plan, or (ii) to limit their authority to pay bonuses or other supplemental compensation to any persons employed by the Company or a subsidiary, whether or not such person is a Participant in this Plan and regardless of how such compensation or bonus is determined.

                        SELECTIVE INSURANCE GROUP, INC.
                        Directions to Principal Offices
                               40 Wantage Avenue
                           Branchville, NJ 07890-1000

                                   From East:
                                   ----------
Route I-80 West to Route 15 North to Route 206 North. Go about 2 miles from Route 15/Route 206 intersection, turn right at traffic light, then left on Route 630(Broad Street). Turn right at Post Office onto Wantage Avenue(Route
519). 1st entrance on right - Northeast Operations. 2nd entrance on right - Corporate office/ main reception area.

                                   From West:
                                   ----------
Route I-80 East to Route 94 North to Route 206 North. Right at Branchville traffic light opposite "Our Lady Queen of Peace" Catholic church, then left on Route 630(Broad Street). Right at Post Office onto Wantage Avenue(Route 519), 1st entrance on right - Northeast Operations. 2nd entrance on right - Corporate office/ main reception area.

                                     - or -
Route I-78 East to Pa. Route 611 North to Route 94 North to Route 206 North. Right at Branchville traffic light opposite "Our Lady Queen of Peace" Catholic church, then left on Route 630(Broad Street). Right at Post Office onto Wantage Avenue(Route 519), 1st entrance on right - Northeast Operations. 2nd entrance on right - Corporate office/ main reception area.

                                     - or -
Route I-78 East to Route 31 North to Route 46 West to Route 94 North to Route 206 North. Right at Branchville traffic light opposite "Our Lady Queen of Peace" Catholic church, then left on Route 630(Broad Street). Right at Post Office onto Wantage Avenue(Route 519), 1st entrance on right - Northeast Operations. 2nd entrance on right - Corporate office/ main reception area.

                                  From North:
                                  -----------
Route I-84 (East or West) to PA Route 209 South to NJ Route 206 South. Left at Branchville traffic light opposite "Our Lady Queen of Peace" Catholic church, then left on Route 630(Broad Street). Right at Post Office onto Wantage Avenue(Route 519), 1st entrance on right - Northeast Operations. 2nd entrance on right - Corporate office/ main reception area.

                                  From South:
                                  -----------
Route 206 North or Route I-80 West to Route 15 to Route 206 North. Right at Branchville traffic light opposite "Our Lady Queen of Peace" Catholic church, then left on Route 630(Broad Street). Right at Post Office onto Wantage Avenue(Route 519), 1st entrance on right - Northeast Operations. 2nd entrance on right - Corporate office/ main reception area.

                        SELECTIVE INSURANCE GROUP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                           Wednesday, April 27, 2005

                                  11:00 a.m.

                               40 Wantage Avenue

                         Branchville, New Jersey 07890








-------------------------------------------------------------------------------


                        Selective Insurance Group, Inc.
     SELECTIVE          40 Wantage Avenue
                        Branchville, New Jersey 07890                   proxy

-------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 27, 2005.

The undersigned, a stockholder of Selective Insurance Group, Inc. (the "Company") hereby constitutes and appoints A. David Brown, S. Griffin McClellan III, and John F. Rockart and/or any one or more of them (with full power of substitution and the full power to act without the others or other), proxies to vote all the shares of the Common Stock of Selective Insurance Group, Inc. registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 27, 2005 at 11:00 a.m. in the auditorium at the headquarters of the Company at 40 Wantage Avenue, Branchville, New Jersey, and at any adjournment thereof.

Specify your choices by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this proxy, submit a proxy by telephone or through the Internet, or attend the meeting and vote by ballot.




               Your vote is important. Please vote immediately.


                     See reverse for voting instructions.

                                                         -------------------
                                                         |COMPANY #         |
                                                         -------------------

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE -- TOLL FREE -- 1-800-560-1965 -- QUICK *** EASY *** IMMEDIATE
o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (CT) on April 26, 2005.
o Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/sigi/ -- QUICK *** EASY *** IMMEDIATE
o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (CT) on April 26, 2005.
o Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Selective Insurance Group, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

TO CHANGE YOUR VOTE
You may revoke your proxy by giving proper written notice of revocation to the Corporate Secretary of the Company before your proxy is exercised. Any subsequent vote, by any means, will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. The last vote received before 12:00 noon (CT), April 26, 2005, will be the one counted. You may also change your vote by voting in person at the Annual Meeting.


     If you vote by Phone or Internet, please do not mail your Proxy Card
                              [Please detach here]



        The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1. Election of three             01 Paul D. Bauer          /_/ Vote FOR             /_/ Vote WITHHELD
   (3) Class III directors       02 Joan M. Lamm-Tennant       all nominees             from all nominees
   for terms expiring in 2008:   03 Ronald L. O'Kelley         (except as marked)


(Instructions: To withhold authority to vote for any indicated nominee,    ----------------------------------
write the number(s) of the nominee(s) in the box provided to the right.)   |                                 |
                                                                           ----------------------------------

2. Approve the Selective Insurance Group, Inc. 2005 Omnibus Stock Plan;    /_/ For  /_/ Against  /_/ Abstain

3. Approve the Selective Insurance Group, Inc. Cash Incentive Plan; and    /_/ For  /_/ Against  /_/ Abstain

4. Ratify the appointment of KPMG LLP as independent public accountants
   for the fiscal year ending December 31, 2005.                           /_/ For  /_/ Against  /_/ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR
EACH PROPOSAL.

Address Change? Mark Box /_/ Indicate changes below:                       Date: ____________________________

                                                                           ----------------------------------
                                                                           |                                 |
                                                                           ----------------------------------
                                                                           Signature(s) in Box
                                                                           Please sign exactly as your
                                                                           name(s) appears on Proxy. If
                                                                           held in joint tenancy, all
                                                                           persons should sign. Trustees,
                                                                           administrators, etc., should
                                                                           include title and authority.
                                                                           Corporations should provide
                                                                           full name of corporation and
                                                                           title of authorized officer
                                                                           signing the proxy.